Annual Report
                              December 31, 1996
                         The Phoenix Edge Series Fund

                             MONEY MARKET SERIES

  Over the last twelve months, Phoenix Edge Money Market Series continued to produce strong results for its shareholders. As of December 31, 1996, the current yield on the Fund was 4.97%, versus the 4.82% seven-day average yield of taxable money market funds reported by IBC Donoghue's Money Market Report. The current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven-day period preceding the date of calculation by the average daily net asset value per share for the same period, with the resulting figure multiplied by 365.

  Shifting market opinion over the direction of the U.S. economy was responsible for much of the volatility in short-term interest rates during this latest twelve-month reporting period. In January, the Central Bank cut the Fed Funds Rate from 5.50% to 5.25% in an effort to stimulate what was believed to be a sluggish economy. Although it was widely anticipated that the Federal Reserve would have to lower rates again, a surprisingly strong February employment report provided conflicting evidence about the economy's health. As more data became available, it became evident that the economy had grown robustly during the first half of 1996. During this period, short-term interest rates moved higher as the financial markets had to consider the threat of future inflation.

  By late summer, the consensus view on Wall Street shifted once again as signs of more moderate economic growth became increasingly apparent and concerns over inflation declined. With the exception of the last few weeks in December, short-term interest rates trended lower for the remainder of this reporting period. In the end, despite all these market gyrations during 1996, the 90-day Treasury bill finished the year yielding 5.19%--only 12 basis points higher than where it stood one year ago.

  Looking ahead, the Fund continues to focus on high-quality assets as represented by the portfolio's average credit quality of A1/P1 as of December 31, 1996. In terms of our asset allocation strategy, we are currently emphasizing top-tier commercial paper, variable-rate instruments and U.S. Government obligations. As always, we remain committed to carefully monitoring the short-term markets for attractive investment opportunities.

--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART]

MONTHLY YIELD COMPARISON

                        IBC Donoghue                 Money
                     Money Fund Report*          Market Series
1/31/96                    5.03                      5.01
2/29/96                    4.8                       4.82
3/31/96                    4.69                      4.77
4/30/96                    4.68                      4.77
5/31/96                    4.67                      4.78
6/30/96                    4.7                       4.86
7/31/96                    4.73                      4.86
8/31/96                    4.74                      4.75
9/30/96                    4.75                      4.91
10/31/96                   4.75                      4.82
11/30/96                   4.75                      4.84
12/31/96                   4.78                      4.97
--------------------------------------------------------------------------------

The above graph covers the period from January 1, 1996 to December 31, 1996. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today. The Money Market Series is neither issued nor guaranteed by the U.S. Government, and there can be no assurance the Series will be able to maintain a stable net asset value at $10.00 per share.

*Average monthly yield of taxable Money Market Funds as reported by IBC Donoghue's Money Fund Report.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

  FACE
  VALUE                                                                     INTEREST   MATURITY
  (000)       DESCRIPTION                                                     RATE        DATE        VALUE
---------  ---------------------------------------------------------------  --------  ----------  -------------
U.S. GOVERNMENT SECURITIES--3.8%
U.S. Treasury Bills--1.5%
$2,000      U.S. Treasury Bills                                               4.80%    02/06/97    $ 1,990,400
                                                                                                  -------------
U.S. Treasury Notes--2.3%
 3,000      U.S. Treasury Notes                                               6.88     02/28/97      3,008,112
                                                                                                  -------------
TOTAL U.S. GOVERNMENT SECURITIES                                                                     4,998,512
                                                                                                  -------------
FEDERAL AGENCY SECURITIES--8.6%
 2,175      Federal National Mortgage Assoc.                                  5.34     02/24/97      2,157,578
 1,500      Federal Home Loan Banks                                           5.27     02/28/97      1,500,000
 4,190      Federal National Mortgage Assoc.                                  5.36     03/27/97      4,136,973
 2,000      Federal Farm Credit Banks                                         5.40     04/01/97      1,999,441
 1,500      Federal Home Loan Banks                                           5.69     11/20/97      1,500,000
                                                                                                  -------------
TOTAL FEDERAL AGENCY SECURITIES                                                                     11,293,992
                                                                                                  -------------

                      See Notes to Financial Statements

                                     2-2

                             MONEY MARKET SERIES

   FACE
  VALUE                                                                     INTEREST     RESET
  (000)                              DESCRIPTION                              RATE        DATE        VALUE
--------- ----------------------------------------------------------------  --------- -----------  -------------
FEDERAL AGENCY SECURITIES--VARIABLE--12.0% (b)
$1,500      Federal Farm Credit Banks (final maturity 02/24/97)               5.51%     01/02/97   $ 1,499,957
 4,500      Federal Farm Credit Banks (final maturity 07/24/00)               5.54      01/02/97     4,501,807
 1,500      Federal Home Loan Banks (final maturity 01/14/97)                 5.70      01/02/97     1,500,000
 2,500      Student Loan Marketing Assoc. (final maturity 11/24/97)           5.39      01/07/97     2,500,000
 1,500      Student Loan Marketing Assoc. (final maturity 11/10/98)           5.41      01/07/97     1,498,532
 1,000      Student Loan Marketing Assoc. (final maturity 02/22/99)           5.42      01/07/97     1,000,000
 1,600      Student Loan Marketing Assoc. (final maturity 10/30/97)           5.57      01/07/97     1,600,731
 1,650      Federal National Mortgage Assoc. (
final maturity 12/14/98)        5.18      03/14/97     1,648,237
                                                                                                   -----------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE                                                           15,749,264
                                                                                                   -----------

                                                             STANDARD
  FACE                                                       & POOR'S
  VALUE                                                       RATING     INTEREST   MATURITY
  (000)                     DESCRIPTION                    (Unaudited)     RATE       DATE          VALUE
-------- ------------------------------------------------- ------------  --------- ----------- ---------------
COMMERCIAL PAPER--74.0%
 1,500     Campbell Soup Co.                                 A-1+          6.75     01/02/97       1,499,719
 4,280     Cargill, Inc.                                     A-1+          6.95     01/02/97       4,279,174
 1,500     AlliedSignal, Inc.                                A-1           6.10     01/03/97       1,499,492
   725     Abbott Laboratories                               A-1+          5.75     01/07/97         724,305
 1,940     DuPont (E.I.) de Nemours & Co.                    A-1+          5.29     01/09/97       1,937,719
 2,775     Merrill Lynch & Co., Inc.                         A-1+          5.48     01/09/97       2,771,621
 3,000     Heinz (H.J.) Co.                                  A-1           5.40     01/10/97       2,995,950
 1,160     Heinz (H.J.) Co.                                  A-1           5.40     01/10/97       1,158,434
 4,500     Exxon Imperial U.S., Inc.                         A-1+          5.41     01/13/97       4,491,885
 3,500     Greenwich Funding Corp.                           A-1+          5.60     01/15/97       3,492,378
 2,500     Receivables Capital Corp.                         A-1           5.73     01/15/97       2,494,429
 1,500     Preferred Receivables Funding Corp.               A-1           5.35     01/16/97       1,496,656
 1,500     General Electric Capital Corp.                    A-1+          5.32     01/17/97       1,500,000
 2,140     Cargill, Inc.                                     A-1+          5.41     01/22/97       2,133,247
 3,500     General Electric Capital Corp.                    A-1+          5.31     01/22/97       3,500,000
 2,500     AlliedSignal, Inc.                                A-1           5.47     01/23/97       2,491,643
 2,335     AlliedSignal, Inc.                                A-1           5.65     01/23/97       2,326,938
 2,000     Preferred Receivables Funding Corp.               A-1           5.45     01/23/97       1,993,339
 2,165     Goldman Sachs & Co.                               A-1+          5.45     01/24/97       2,157,462
   915     Merrill Lynch & Co., Inc.                         A-1+          5.33     01/24/97         911,884
 2,000     Albertson's, Inc.                                 A-1           5.38     01/27/97       1,992,229
   555     First Deposit Funding Trust                       A-1           5.34     01/30/97         552,613
   500     United Parcel Service of America, Inc.            A-1+          5.35     01/30/97         497,845
 1,300     Heinz (H.J.) Co.                                  A-1           5.40     02/03/97       1,293,565
   450     DuPont (E.I.) de Nemours & Co.                    A-1+          5.55     02/07/97         447,433
   709     Kellogg Co.                                       A-1+          5.37     02/07/97         705,087
 2,500     Vermont American Corp.                            A-1+          5.47     02/07/97       2,485,945
 2,500     Private Export Funding Corp.                      A-1+          5.28     02/10/97       2,485,333
 3,000     CXC, Inc.                                         A-1+          5.35     02/11/97       2,981,721
 2,230     Corporate Receivables Corp.                       A-1           5.37     02/12/97       2,216,029
 1,175     First Deposit Funding Trust                       A-1           5.32     02/12/97       1,167,707
 2,500     Kimberly-Clark Corp.                              A-1+          5.42     02/12/97       2,484,192
 2,500     Preferred Receivables Funding Corp.               A-1           5.35     02/13/97       2,484,024
 3,140     Goldman Sachs & Co.                               A-1+          5.35     02/14/97       3,119,468
 1,500     Kimberly-Clark Corp.                              A-1+          5.42     02/14/97       1,490,063
 4,500     Southwestern Bell Telephone Co.                   A-1+          5.37     02/18/97       4,467,780
 1,355     Corporate Receivables Corp.                       A-1           5.35     02/20/97       1,344,932
 1,500     Southwestern Bell Telephone Co.                   A-1+          5.43     02/25/97       1,487,556
 2,000     Greenwich Funding Corp.                           A-1+          5.47     02/28/97       1,982,374
   619     Greenwich Funding Corp.                           A-1+          5.35     03/03/97         613,389
 4,500     Bellsouth Telecommunications, Inc.                A-1+          5.34     03/04/97       4,458,615
 2,100     CXC, Inc.                                         A-1+          5.32     03/17/97       2,076,725
 3,000     Asset Securitization Cooperative Corp.            A-1+          5.37     03/27/97       2,961,963
 3,700     Receivables Capital Corp.                         A-1           5.39     05/01/97       3,633,523
 1,000     CXC, Inc.                                         A-1+          5.35     05/15/97         980,086
 1,000     Beta Finance, Inc.                                A-1+          5.80     08/14/97       1,000,000
                                                                                                ------------
TOTAL COMMERCIAL PAPER                                                                            97,266,472
                                                                                                ------------
TOTAL INVESTMENTS--98.4%
 (Identified cost $129,308,240)                                                                  129,308,240(a)
 Cash and receivables, less liabilities--1.6%                                                      2,053,166
                                                                                                ------------
NET ASSETS--100.0%                                                                              $131,361,406
                                                                                                ============

(a) Federal Income Tax Information: At December 31, 1996, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand note. The interest rates shown reflect the rate currently in effect. The maturity dates shown reflect the next interest rate reset dates.

                      See Notes to Financial Statements

                                     2-3

                             MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
Investment securities at value (Identified cost $129,308,240)                           $129,308,240
Cash                                                                                         526,466
Receivable for fund shares sold                                                            1,267,063
Interest receivable                                                                          354,789
                                                                                         ------------
 Total assets                                                                            131,456,558
                                                                                         ------------
Liabilities
Investment advisory fee                                                                       43,068
Trustees' fee                                                                                  8,091
Financial agent fee                                                                            6,397
Accrued expenses                                                                              37,596
                                                                                         ------------
 Total liabilities                                                                            95,152
                                                                                         ------------
Net Assets                                                                               $131,361,406
                                                                                         ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest                                        $131,361,403
Undistributed net investment income                                                                3
                                                                                         ------------
Net Assets                                                                               $131,361,406
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           13,136,138
                                                                                         ============
Net asset value and offering price per share                                                   $10.00
                                                                                               ======


STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
Interest                                                                                 $ 5,865,100
                                                                                         ------------
 Total investment income                                                                   5,865,100
                                                                                         ------------
Expenses
Investment advisory fee                                                                      431,032
Financial agent fee                                                                           64,655
Printing                                                                                      33,528
Professional                                                                                  24,087
Trustees                                                                                      18,073
Custodian                                                                                     16,377
Miscellaneous                                                                                  2,783
                                                                                         ------------
 Total expenses                                                                              590,535
                                                                                         ------------
Net investment income                                                                       5,274,565
                                                                                         ------------
Net increase in net assets resulting from operations                                      $ 5,274,565
                                                                                         ============

                      See Notes to Financial Statements

                                     2-4

                             MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year             Year
                                                                                Ended             Ended
                                                                               12/31/96         12/31/95
                                                                          ----------------   ----------------
From Operations
 Net investment income                                                      $   5,274,565     $   5,070,409
                                                                            --------------  ---------------
 Net increase in net assets resulting from operations                           5,274,565         5,070,409
                                                                            --------------  ---------------
From Distributions to Shareholders
 Net investment income                                                         (5,303,654)       (5,055,199)
                                                                            --------------  ---------------
 Decrease in net assets from distributions to shareholders                     (5,303,654)       (5,055,199)
                                                                            --------------  ---------------
From Share Transactions
 Proceeds from sales of shares (31,500,976 and 19,415,954 shares,
  respectively)                                                               315,009,761       194,159,531
 Net asset value of shares issued from reinvestment of distributions
   (530,365 and 505,520 shares, respectively)                                   5,303,654         5,055,199
 Cost of shares repurchased (29,186,637 and 19,087,235 shares,
  respectively)                                                              (291,866,357)     (190,872,354)
                                                                            --------------  ---------------
 Increase in net assets from share transactions                                28,447,058         8,342,376
                                                                            --------------  ---------------
 Net increase in net assets                                                    28,417,969         8,357,586
Net Assets
 Beginning of period                                                          102,943,437        94,585,851
                                                                            --------------  ---------------
 End of period (including undistributed net investment income of $3 and
   $29,092, respectively)                                                   $ 131,361,406     $ 102,943,437
                                                                            ==============  ===============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                 Year ended December 31,
                                               1996          1995          1994          1993          1992
                                               ----          ----          ----          ----          ----
Net asset value, beginning of period           $10.00        $10.00       $10.00        $10.00        $10.00
Income from investment operations
 Net investment income                           0.50          0.56         0.38(1)       0.28(1)       0.35
                                             --------      --------      -------       -------       -------
  Total from investment operations               0.50          0.56         0.38          0.28          0.35
                                             --------      --------      -------       -------       -------
Less distributions
 Dividends from net investment income           (0.50)        (0.56)       (0.38)        (0.28)        (0.35)
                                             --------      --------      -------       -------       -------
  Total distributions                           (0.50)        (0.56)       (0.38)        (0.28)        (0.35)
                                             --------      --------      -------       -------       -------
Net asset value, end of period                 $10.00        $10.00       $10.00        $10.00        $10.00
                                             ========      ========      =======       =======       =======
Total return                                     4.98%         5.55%        3.77%         2.80%         3.50%
Ratios/supplemental data:
Net assets, end of period (thousands)        $131,361      $102,943      $94,586       $72,946       $69,962
Ratio to average net assets of:
 Operating expenses                              0.55%         0.53%(2)     0.55%         0.55%         0.50%
 Net investment income                           4.89%         5.57%        3.85%         2.84%         3.49%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 and $0.01 per share, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                      See Notes to Financial Statements

                                     2-5

                                 GROWTH SERIES

  With the stock market continuing its remarkable rally dating back to December 1994, Phoenix Edge Growth Series posted double-digit gains during this reporting cycle. For the twelve-month period ended December 31, 1996, the Fund posted a total return of 12.58%, while the Standard & Poor's 500 Stock Index, a commonly used measure of U.S. stock market performance, returned 23.25%. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  We have viewed the stock market as in the late stages of a cyclical upswing. Since October 1990, stocks have moved higher virtually without major interruption. The excellent returns have bred an environment of complacency and high expectations that have pushed investors further out on the risk spectrum. During the second quarter of 1996, we witnessed a tremendous influx of money into aggressive growth and smaller company funds that showcased this speculative impulse. The correction of July 1996 cleansed the excesses in this area of the market. Since July, the focus has shifted to larger company outperformance. Investors have poured money into very large companies believed to provide steady growth characteristics and ample liquidity. This more recent tactic has pushed market indices (such as S&P 500 and the Dow Jones Industrials) higher, while broader measures of stock performance have lagged.

  In retrospect, the Fund's performance was held back by a more guarded stance toward the stock market. Our approach of lowering the portfolio's risk profile by holding cash reserves met with good results through August 1996, and especially in the difficult market environment during July. But the dramatic rebound in equity prices during the remainder of the year served as the primary reason for lagging the S&P 500 Stock Index. Positive contributors to performance during the reporting period included our excellent stock selection in both the energy and financial sectors as well as our decision to avoid the poorly performing utility group. Specific areas which hindered our relative equity performance included weakness in some of our technology and capital goods holdings.

  While valuation levels have clearly risen over the last two years, we do not believe that the stock market is presently overvalued. As we move into 1997, the Fund is currently focusing on stable growth stocks as well as companies with improving earnings prospects. In terms of sector allocation, the portfolio is currently overweighted in the health care and financial sectors, and underweighted in basic materials and consumer cyclical stocks. Although we believe the technology group still offers excellent long-term growth opportunities, we are maintaining a market weighting in this volatile sector, while waiting for a more favorable time to selectively increase our exposure in this area.

  In conclusion, after back-to-back years of powerful performance, the equity risk is rising. We believe that the key to 1997 outperformance lies in taking advantage of market inefficiencies within a volatile trading range combined with individual stock selection.

--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

             Growth Series      S&P 500 Stock Index
12/31/86        $10,000            $10,000
12/31/87         10,705             10,517
12/31/88         11,115             12,253
12/31/89         15,123             16,104
12/31/90         15,725             15,590
12/31/91         22,617             20,352
12/31/92         24,945             21,917
12/31/93         29,856             24,109
12/31/94         30,298             24,427
12/31/95         39,645             33,590
12/31/96         44,632             41,398
--------------------------------------------------------------------------------

Average Annual Total Returns for Periods Ending 12/31/96

                                       1 Year    5 Years    10 Years
---------------------------------------------------------------------
Growth Series                          12.58%    14.56%      16.13%
---------------------------------------------------------------------
S&P 500 Stock Index*                   23.25%    15.26%      15.27%
---------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/86. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.

                                     2-6

                                GROWTH SERIES
                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                                   SHARES        VALUE
                                                  --------- ----------------
COMMON STOCKS--96.5%
Aerospace & Defense--2.0%
 Boeing Co.                                       121,200     $ 12,892,650
 United Technologies Corp.                        174,400       11,510,400
                                                             -------------
                                                                24,403,050
                                                             -------------
Banks--7.5%
 Ahmanson (H.F.) & Co.                            388,500       12,626,250
 BankAmerica Corp.                                124,500       12,418,875
 Chase Manhattan Corp.                            207,100       18,483,675
 Citicorp                                         180,500       18,591,500
 Nationsbank Corp.                                 63,800        6,236,450
 Republic New York Corp.                          149,800       12,227,425
 Wells Fargo & Co.                                 45,300       12,219,675
                                                             -------------
                                                                92,803,850
                                                             -------------
Beverages--3.8%
 Coca-Cola Co.                                    488,900       25,728,363
 PepsiCo, Inc.                                    292,900        8,567,325
 Seagram Ltd.                                     317,200       12,291,500
                                                             -------------
                                                                46,587,188
                                                             -------------
Chemical--2.0%
 Du Pont (E.I.) de Nemours & Co.                  130,300       12,297,063
 IMC Global, Inc.                                 328,600       12,856,475
                                                             -------------
                                                                25,153,538
                                                             -------------
Computer Software & Services--5.1%
 Adaptec, Inc. (b)                                281,600       11,264,000
 Computer Associates International, Inc.          300,100       14,929,975
 First Data Corp.                                 320,200       11,687,300
 Microsoft Corp. (b)                              295,200       24,390,900
 Sterling Commerce, Inc. (b)                            1               35
                                                             -------------
                                                                62,272,210
                                                             -------------
Conglomerates--2.0%
 AlliedSignal, Inc.                               184,600       12,368,200
 Tyco International Ltd.                          236,400       12,499,650
                                                             -------------
                                                                24,867,850
                                                             -------------
Containers--1.1%
 Crown Cork & Seal, Inc.                          238,600       12,973,875
                                                             -------------
Cosmetics & Soaps--3.2%
 Colgate Palmolive Co.                            136,700       12,610,575
 Gillette Co.                                     179,300       13,940,575
 Procter & Gamble Co.                             115,500       12,416,250
                                                             -------------
                                                                38,967,400
                                                             -------------
Diversified Financial Services--6.2%
 American Express Co.                             229,400       12,961,100
 Conseco, Inc.                                    197,700       12,603,375
 Federal National Mortgage Assoc.                 305,900       11,394,775
 First USA, Inc.                                  379,700       13,147,113
 MBNA Corp.                                       322,300       13,375,450
 Travelers Group, Inc.                            282,300       12,809,362
                                                             -------------
                                                                76,291,175
                                                             -------------
Diversified Miscellaneous--1.2%
 Eastman Kodak Co.                                 77,800        6,243,450
 Equifax, Inc.                                    294,700        9,025,188
                                                             -------------
                                                                15,268,638
                                                             -------------
Electrical Equipment--3.8%
 Checkpoint Systems, Inc. (b)                     176,800        4,375,800
 General Electric Co.                             243,900       24,115,612
 Raychem Corp.                                    232,700       18,645,087
                                                             -------------
                                                                47,136,499
                                                             -------------
Electronics--6.8%
 Atmel Corp. (b)                                  181,600     $  6,015,500
 Intel Corp.                                      290,200       37,998,062
 Perkin Elmer Corp.                               215,100       12,664,012
 S3, Inc. (b)                                     342,100        5,559,125
 3Com Corp. (b)                                   295,800       21,704,325
                                                             -------------
                                                                83,941,024
                                                             -------------
Healthcare--Diversified--2.5%
 American Home Products Corp.                     210,600       12,346,425
 Mallinckrodt, Inc.                               280,800       12,390,300
 Warner-Lambert Co.                                80,400        6,030,000
                                                             -------------
                                                                30,766,725
                                                             -------------
Healthcare--Drugs--7.5%
 Amgen, Inc. (b)                                  217,000       11,799,375
 Centocor, Inc. (b)                               176,500        6,309,875
 Merck & Co., Inc.                                462,600       36,661,050
 Pfizer, Inc.                                     297,000       24,613,875
 Pharmacia & Upjohn, Inc.                         325,400       12,893,975
                                                             -------------
                                                                92,278,150
                                                             -------------
Hospital Management & Services--1.0%
 Columbia/HCA Healthcare Corp.                    307,500       12,530,625
                                                             -------------
Insurance--1.5%
 Allstate Corp.                                   212,400       12,292,650
 SunAmerica, Inc.                                 150,100        6,660,688
                                                             -------------
                                                                18,953,338
                                                             -------------
Medical Products & Supplies--3.0%
 Boston Scientific Corp. (b)                      210,100       12,606,000
 Johnson & Johnson                                248,100       12,342,975
 Medtronic, Inc.                                  187,000       12,716,000
                                                             -------------
                                                                37,664,975
                                                             -------------
Natural Gas--1.5%
 Anadarko Petroleum Corp.                         185,600       12,017,600
 Burlington Resources, Inc.                       118,500        5,969,437
                                                             -------------
                                                                17,987,037
                                                             -------------
Office & Business Equipment--3.9%
 Compaq Computer Corp. (b)                        244,200       18,131,850
 Hewlett Packard Co.                              120,500        6,055,125
 International Business Machines Corp.            158,500       23,933,500
                                                             -------------
                                                                48,120,475
                                                             -------------
Oil--1.0%
 Louisiana Land & Exploration Co.                 225,800       12,108,525
                                                             -------------
Oil Service & Equipment--8.9%
 BJ Services Co. (b)                              376,800       19,216,800
 Diamond Offshore Drilling (b)                    322,700       18,393,900
 Dresser Industries, Inc.                         229,100        7,102,100
 ENSCO International, Inc. (b)                    297,000       14,404,500
 Halliburton Co.                                  307,500       18,526,875
 Rowan Companies, Inc. (b)                        262,400        5,936,800
 Schlumberger Ltd.                                119,800       11,965,025
 Tidewater, Inc.                                  323,800       14,651,950
                                                             -------------
                                                               110,197,950
                                                             -------------
Professional Services--2.1%
 ADT Ltd. (b)                                     547,700       12,528,637
 Cognizant Corp.                                  387,000       12,771,000
                                                             -------------
                                                                25,299,637
                                                             -------------
Rails--1.5%
 Burlington Northern, Inc.                        219,500       18,959,313
                                                             -------------

                      See Notes to Financial Statements

                                     2-7

                                GROWTH SERIES

                                                   SHARES        VALUE
                                                  --------- ----------------

Retail--7.2%
 CVS Corp.                                        312,300    $   12,921,412
 Federated Department Stores, Inc. (b)            374,000        12,762,750
 Footstar, Inc. (b)                                     1                12
 Home Depot, Inc.                                 495,000        24,811,875
 Price/Costco, Inc. (b)                           755,500        18,981,938
 TJX Companies, Inc.                              417,600        19,783,800
                                                             --------------
                                                                 89,261,787
                                                             --------------
Retail--Food--1.0%
 American Stores Co.                              307,500        12,569,062
                                                             --------------
Telecommunications Equipment--3.0%
 Cisco Systems, Inc. (b)                          583,900        37,150,638
                                                             --------------
Tobacco--3.0%
 Philip Morris Companies, Inc.                    330,400        37,211,300
                                                             --------------
Utility--Telephone--3.2%
 Ameritech Corp.                                  221,300        13,416,313
 GTE Corp.                                        293,900        13,372,450
 SBC Communications, Inc.                         251,800        13,030,650
                                                             --------------
                                                                 39,819,413
                                                             --------------
TOTAL COMMON STOCKS
 (Identified cost $1,117,867,582)                             1,191,545,247
                                                             --------------
FOREIGN COMMON STOCKS--3.2%
Chemical--1.0%
 Potash Corp. of Saskatchewan, Inc. (Canada)      152,600        12,971,000
                                                             --------------
Cosmetics & Soaps--1.1%
 Unilever NV (Netherlands)                         74,200        13,003,550
                                                             --------------
Oil Service & Equipment--1.1%
 Elf Aquitane Sponsored ADR (France)              307,600        13,918,900
                                                             --------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $32,799,274)                                   39,893,450
                                                             --------------
TOTAL LONG-TERM INVESTMENTS--99.7%
 (Identified cost $1,150,666,856)                             1,231,438,697
                                                             --------------


                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)         VALUE
                                     ------------  --------  -----------------
SHORT-TERM OBLIGATIONS--5.4%
Commercial Paper--3.5%
 Private Export Funding Corp. 5.30%,
  1-28-97                               A-1+        $ 2,145    $    2,135,863
 Albertson's, Inc. 5.48%, 1-29-97       A-1           4,675         4,655,074
 Cargill, Inc. 5.33%, 1-31-97           A-1+          3,000         2,986,675
 Southwestern Bell Telephone Co.
  5.30%, 1-31-97                        A-1+          3,300         3,283,917
 Corporate Receivables Corp. 5.37%,
  2-12-97                               A-1           3,410         3,387,885
 General Re Corp. 5.30%, 2-14-97        A-1+          5,000         4,964,959
 Goldman Sachs & Co. 5.35%, 2-14-97     A-1+          6,380         6,335,287
 Receivables Capital Corp. 5.40%,
  2-14-97                               A-1           3,565         3,539,989
 Beta Finance, Inc. 5.38%, 2-25-97      A-1+          3,000         2,973,864
 Southwestern Bell Telephone Co.
  5.43%, 2-25-97                        A-1+          5,000         4,956,210
 Cargill, Inc., 5.30%, 3-6-97           A-1+          4,000         3,958,680
                                                               --------------
                                                                   43,178,403
                                                               --------------
Federal Agency Securities--1.9%
 Federal Home Loan Mortgage Corp. 5.31%, 2-21-97      2,065         2,048,541
 Federal National Mortgage Assoc. 5.24%, 2-27-97      5,000         4,955,787
 Federal Farm Credit Banks 5.20%, 5-6-97              2,000         1,963,240
 Federal Home Loan Banks 5.29%,
  8-8-97 (c)                                          5,000         5,000,000
 Federal National Mortgage Assoc. 5.37%,
  12-9-97 (c)                                        10,000         9,995,500
                                                               --------------
                                                                   23,963,068
                                                               --------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $67,163,196)                                     67,141,471
                                                               --------------
TOTAL INVESTMENTS--105.1%
 (Identified cost $1,217,830,052)                               1,298,580,168(a)
 Cash and receivables, less liabilities---(5.1%)                  (63,185,635)
                                                               --------------
NET ASSETS--100.0%                                             $1,235,394,533
                                                               ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $102,899,035 and gross depreciation of $22,857,753 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $1,218,538,886.
(b) Non-income producing.
(c) Variable rate security. The interest rates shown reflect the rate currently in effect.


                      See Notes to Financial Statements

                                     2-8

                                GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $1,217,830,052)                        $1,298,580,168
 Receivable for investment securities sold                                                  61,614,267
 Interest and dividends receivable                                                           1,359,744
 Tax reclaim receivable                                                                        150,324
                                                                                         -------------
  Total assets                                                                           1,361,704,503
                                                                                         -------------
Liabilities
 Custodian                                                                                   6,928,727
 Payable for investment securities purchased                                               118,208,858
 Payable for fund shares repurchased                                                           312,495
 Investment advisory fee                                                                       663,971
 Financial agent fee                                                                            63,221
 Trustees' fee                                                                                   8,862
 Accrued expenses                                                                              123,836
                                                                                         -------------
  Total liabilities                                                                        126,309,970
                                                                                         -------------
Net Assets                                                                              $1,235,394,533
                                                                                         =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                       $1,077,175,658
 Undistributed net investment income                                                           739,354
 Accumulated net realized gain                                                              76,729,405
 Net unrealized appreciation                                                                80,750,116
                                                                                         -------------
Net Assets                                                                              $1,235,394,533
                                                                                         =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization            65,390,920
                                                                                         =============
Net asset value and offering price per share                                                    $18.89
                                                                                                ======

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
 Dividends                                                                               $ 11,473,651
 Interest                                                                                   8,182,579
                                                                                         ------------
  Total investment income                                                                  19,656,230
                                                                                         ------------
Expenses
 Investment advisory fee                                                                    7,114,489
 Financial agent fee                                                                          673,949
 Printing                                                                                     139,045
 Custodian                                                                                    107,732
 Professional                                                                                  35,542
 Trustees                                                                                      18,816
 Miscellaneous                                                                                 23,040
                                                                                         ------------
  Total expenses                                                                            8,112,613
                                                                                         ------------
Net investment income                                                                      11,543,617
                                                                                         ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                                          151,656,728
 Net realized loss on foreign currency transactions                                           (25,548)
 Net change in unrealized appreciation (depreciation) on investments                      (28,811,458)
                                                                                         ------------
Net gain on investments                                                                   122,819,722
                                                                                         ------------
Net increase in net assets resulting from operations                                     $134,363,339
                                                                                         ============

                      See Notes to Financial Statements

                                     2-9

                                GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year             Year
                                                                                   Ended            Ended
                                                                                  12/31/96         12/31/95
                                                                              ---------------  ----------------
From Operations
 Net investment income                                                         $   11,543,617   $   8,919,570
 Net realized gain                                                                151,631,180     111,984,233
 Net change in unrealized appreciation (depreciation)                             (28,811,458)     89,700,570
                                                                                -------------  --------------
 Net increase in net assets resulting from operations                             134,363,339     210,604,373
                                                                                -------------  --------------
From Distributions to Shareholders
 Net investment income                                                            (10,973,300)     (7,451,972)
 Net realized gains                                                               (82,322,855)   (105,927,796)
                                                                                -------------  --------------
 Decrease in net assets from distributions to shareholders                        (93,296,155)   (113,379,768)
                                                                                -------------  --------------
From Share Transactions
 Proceeds from sales of shares (16,369,935 and 16,787,870 shares,
  respectively)                                                                   309,035,692     302,038,455
 Net asset value of shares issued from reinvestment of distributions
   (4,853,881 and 6,290,645 shares, respectively)                                  93,296,155     113,379,768
 Cost of shares repurchased (10,173,971 and 8,019,458 shares, respectively)      (193,393,445)   (143,474,953)
                                                                                -------------  --------------
 Increase in net assets from share transactions                                   208,938,402     271,943,270
                                                                                -------------  --------------
 Net increase in net assets                                                       250,005,586     369,167,875
Net Assets
 Beginning of period                                                              985,388,947     616,221,072
                                                                                -------------  --------------
 End of period (including undistributed net investment income of $739,354 and
   $194,585, respectively)                                                     $1,235,394,533   $ 985,388,947
                                                                                =============  ==============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                             Year Ended December 31,
                                       1996            1995            1994           1993            1992
                                   -------------- --------------  --------------  -------------- ---------------
Net asset value, beginning of
  period                                $18.13         $15.69          $16.59         $15.01          $14.43
Income from investment
  operations
 Net investment income                    0.19           0.20            0.23(1)(3)     0.16(3)         0.22(3)
 Net realized and unrealized
  gain                                    2.10           4.60            0.02           2.77            1.25
                                    ----------       --------        --------       --------        --------
  Total from investment
   operations                             2.29           4.80            0.25           2.93            1.47
                                    ----------       --------        --------       --------        --------
Less distributions
 Dividends from net investment
  income                                 (0.18)         (0.17)          (0.23)         (0.15)          (0.23)
 Dividends from net realized
  gains                                  (1.35)         (2.19)          (0.92)         (1.20)          (0.66)
                                    ----------       --------        --------       --------        --------
  Total distributions                    (1.53)         (2.36)          (1.15)         (1.35)          (0.89)
                                    ----------       --------        --------       --------        --------
Change in net asset value                 0.76           2.44           (0.90)          1.58            0.58
                                    ----------       --------        --------       --------        --------
Net asset value, end of period          $18.89         $18.13          $15.69         $16.59          $15.01
                                    ==========       ========        ========       ========        ========
Total return                             12.58%         30.85%           1.48%         19.69%          10.29%
Ratios/supplemental data:
Net assets, end of period
  (thousands)                       $1,235,395       $985,389        $616,221       $446,368        $245,565
Ratio to average net assets of:
 Operating expenses                       0.72%          0.75%(2)        0.80%          0.79%           0.50%
 Net investment income                    1.03%          1.12%           1.38%          0.97%           1.66%
Portfolio turnover rate                    167%           173%            185%           185%            214%
Average commission rate paid(4)        $0.0455            N/A             N/A            N/A             N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

                                     2-10

                       MULTI-SECTOR FIXED INCOME SERIES

  After posting stellar gains in 1995, last year's bond market results were clearly less than impressive. Most of the disappointing performance occurred in the first half of 1996, when nervous investors pushed interest rates higher (and bond prices lower) in response to the unexpectedly strong U.S. economy. The consensus opinion on Wall Street was that too much economic growth could lead to higher inflation. For the first six months of the year, the fixed-income market, as measured by the Lehman Brothers Aggregate Bond Index, returned a discouraging -1.22%.

  By late summer, market sentiment had turned positive again and interest rates finally broke out of their trading range and headed downward. This more optimistic mood among fixed-income investors was based on numerous reports suggesting that the U.S. economy was now growing at a more moderate pace and that core inflation was still in check. In this declining interest rate environment, the bond market recouped all of its losses from the first half of the year and moved into positive territory. Based on the Lehman Brothers Aggregate Bond Index, bond market performance improved considerably during the second-half of 1996, returning a respectable 4.90% over this latest six-month period.

  Generally speaking, bond investors were well rewarded for moving down the credit-risk spectrum in 1996. The emerging markets sector finally received front-page recognition as this group significantly outperformed all other bond categories as well as most of the world's equity markets. Domestic high-yield bonds also posted double-digit returns last year, aided by a favorable economic climate and strong demand from mutual fund investors. Conversely, the more conservative fixed-income sectors (treasuries, agencies and top-tier investment-grade corporates) generally lagged the overall market in 1996, as the bond market clearly favored higher yield over higher credit quality.

  Phoenix Edge Multi-Sector Fixed Income Series posted very strong results in 1996. For the twelve-month period ended December 31, 1996, the Fund provided a total return of 12.42%. These results significantly outpaced its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 3.63% over the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  Our emphasis on the less traditional sectors of the fixed-income market paid off handsomely and contributed to much of the Fund's outperformance during the year. Over the last twelve months, performance in the emerging markets and domestic high-yield sectors continued to surpass all other fixed-income categories and the portfolio benefited from its exposure in these areas. Additionally, our decision to focus on commercial and non-agency residential mortgage-backed securities, rather than more conventional agency mortgage-backed securities, proved to be rewarding as these less efficient sectors continued to produce strong results.

  As we head into the new year, the U.S. economy currently appears to be in good shape. The core inflation rate (CPI excluding food and energy costs) rose just 2.6% in 1996 and the economy now appears to be growing at a more moderate and sustainable pace. While news of this nature can go a long way in restoring confidence in a shaky bond market, we are not convinced that the threat of inflation is completely behind us. Although it may currently be well contained, it is always a risk to the bond market.

  With a few minor adjustments, we believe that the investment strategy we successfully implemented last year can also perform well in 1997. In the mortgage-backed arena, we are of the opinion that commercial and non-agency residential securities continue to offer better relative value than their agency counterparts. We also like the underfollowed taxable municipal sector, which currently provides a significant yield advantage over comparably rated corporate bonds. Lastly, despite its extended rally, we remain bullish on emerging markets debt. While last year's gains were exceptionally strong relative to other fixed-income groups, returns of this nature are not unprecedented for this sector.

  Overall, we are pleased with the Fund's performance during 1996 and believe that the portfolio is well positioned for the new year. As always, we will continue to overweight undervalued sectors of the bond market as our primary means of adding value relative to our benchmark, the Lehman Brothers Aggregate Bond Index.


                                     2-11

                       MULTI-SECTOR FIXED INCOME SERIES


--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

           Multi-Sector      Lehman Brothers
           Fixed Income      Aggregate
           Series            Bond Index*
12/31/86   $10,000           $10,000
12/31/87    10,112            10,276
12/31/88    11,160            11,087
12/31/89    12,086            12,698
12/31/90    12,707            13,836
12/31/91    15,174            16,050
12/31/92    16,695            17,238
12/31/93    19,350            18,919
12/31/94    18,292            18,367
12/31/95    22,597            21,761
12/31/96    25,404            22,551
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods Ending 12/31/96

                                           1 Year   5 Years    10 Years
------------------------------------------------------------------------
Multi-Sector Fixed Income Series           12.42%    10.86%      9.77%
------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*       3.63%     7.04%      8.47%
------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/86. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers Fixed Income Indexes.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                        MOODY'S
                                         BOND         PAR
                                        RATING       VALUE
                                      (Unaudited)    (000)        VALUE
                                     ------------  ---------  ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--22.1%
U.S. Treasury Bonds--7.1%
 U.S. Treasury Bonds 6%, '26 (h)       Aaa          $11,300    $ 10,279,462
                                                               ------------
U.S. Treasury Notes--12.2%
 U.S. Treasury Notes 5.75%, '98        Aaa              750         748,043
 U.S. Treasury Notes 5.875%, '99       Aaa            3,150       3,137,202
 U.S. Treasury Notes 6.125%, '01       Aaa            1,500       1,493,640
 U.S. Treasury Notes 6.50%, '06        Aaa           12,250      12,318,906
                                                               ------------
                                                                 17,697,791
                                                               ------------
Agency Mortgage-Backed Securities--2.8%
 FHLMC 7.50%, '18                      Aaa              296         296,861
 GNMA 8%, '06                          Aaa              189         195,128
 GNMA 6.50%, '23                       Aaa            2,221       2,131,617
 GNMA 6.50%, '25                       Aaa              942         898,296
 GNMA 6.50%, '26                       Aaa              584         557,261
                                                               ------------
                                                                  4,079,163
                                                               ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $32,090,576)                                   32,056,416
                                                               ------------
NON-CONVERTIBLE BONDS--40.6%
Asset-Backed Securities--4.2%
 Airplanes Pass Through Trust 1D
  10.875%, '19                         Ba           $ 1,500    $  1,654,605
 Green Tree Financial Corp. 94-1, B2
  7.85%, '19                           Baa            3,000       3,032,344
 Team Fleet Financing Corp., 96-1, B
  144A 7.10%, '02 (b)                  BBB(c)         1,425       1,414,313
                                                               ------------
                                                                  6,101,262
                                                               ------------
Chemical--1.1%
 General Chemical, Inc., 9.25%, '03    B              1,500       1,541,250
                                                               ------------
Conglomerates--0.7%
 Allied Waste North America 144A
  10.25%, '06 (b)                      B              1,000       1,055,000
                                                               ------------
Containers--1.5%
 Owens-Illinois, Inc. 11%, '03         Ba             2,000       2,235,000
                                                               ------------
Entertainment, Leisure & Gaming--0.7%
 Comcast Corp. 9.375%, '05             B              1,000       1,040,000
                                                               ------------

                      See Notes to Financial Statements

                                     2-12

                       MULTI-SECTOR FIXED INCOME SERIES

                                        MOODY'S
                                         BOND         PAR
                                        RATING       VALUE
                                      (Unaudited)    (000)        VALUE
                                     ------------  ---------  ---------------
Hospital Management & Services--1.7%
 Tenet Healthcare Corp. Sr. Note
  9.625%, '02                          Ba           $   500    $    548,750
 Tenet Healthcare Corp. Sr. Sub. Note
  10.125%, '05                         Ba             1,750       1,935,938
                                                               ------------
                                                                  2,484,688
                                                               ------------
Non-Agency Mortgage-Backed Securities--27.1%
 Equitable Life 174, D1 144A 7.77%,
  '06 (b)                              Baa            2,000       2,045,000
 FDIC Remic Trust 96-C1, 1D 7.25%,
  '26                                  Baa            1,500       1,464,609
 General Electric Co. 96-8, 2A5
  7.50%, '26                           AAA(c)           995       1,002,399
 Kidder Peabody Acceptance Corp.
  94-C2, D 7.18%, '05                  BBB(c)           500         501,875
 Lehman Structured Securities Corp.
  96-1, E1 7.955%, '26                 BBB(c)         2,457       2,497,318
 Morgan Stanley Capital Corp. 144A I
  96-WFI, C 6.59%, '06 (b)             A              1,250       1,200,781
 Mortgage Capital Funding, Inc. 96-M
  C2, D 7.257%, '06                    Baa(c)         2,000       1,976,563
 Oakwood Mortgage Investors 96-C, A2
  6.45%, '27                           AAA(c)         1,750       1,747,813
 Residential Asset Securitization
  Trust 96-A4, A13 7.50%, '26          AAA(c)         1,000         991,250
 Residential Asset Securitization
  Trust 96-A8, A1 8%, '26              AAA(c)         1,916       1,944,258
 Resolution Trust Corp. 92-C8, D
  8.835%, '23                          Baa            1,927       1,987,008
 Resolution Trust Corp. 93-C3, A4
  6.55%, '24                           Aaa              351         349,793
 Resolution Trust Corp. 94-C2, D 8%,
  '25                                  BBB(c)         1,705       1,738,268
 Resolution Trust Corp. 95-C1, B
  6.90%, '27                           Aa             2,250       2,229,609
 Resolution Trust Corp. 95-C2, C 7%,
  '27                                  A              1,880       1,860,825
 Resolution Trust Corp. 95-C2, E 7%,
  '27                                  Ba             1,482       1,351,569
 Resolution Trust Corp. 95-1, M2
  7.50%, '28                           Aa             2,131       2,153,922
 Resolution Trust Corp. 95-2, C1
  7.45%, '29                           Baa            1,630       1,626,983
 Resolution Trust Corp. 95-2, M1
  7.15%, '29                           Aa             1,663       1,665,962
 Ryland Mortgage Securities Corp. III
  92-A, 1A 8.33%, '30                  A-(c)            923         926,346
 Securitized Asset Sales, Inc. 95-6,
  B3 144A 7%, '10 (b)                  NR             1,397       1,210,167
 Securitized Asset Sales, Inc. 95-A,
  M 7.53%, '24                         Aa             1,818       1,800,216
 Structured Asset Securities Corp.
  95-C1, D 7.375%, '24                 BBB(c)         2,000       1,984,375
 Structured Asset Securities Corp.
  96-CFL, E 7.75%, '28                 BB(c)          1,975       1,944,141
 Structured Asset Securities Corp.
  96-C3, C 144A 7.375%, '30 (b)        A(c)           1,150       1,147,125
                                                               ------------
                                                                 39,348,175
                                                               ------------
Oil Service & Equipment--0.6%
 Noble Drilling Corp. 9.125%, '06      Ba               750         806,250
                                                               ------------
Paper & Forest Products--0.7%
 Buckeye Cellulose Corp. 8.50%, '05    Ba               950         952,375
                                                               ------------
Publishing, Broadcasting, Printing & Cable--1.1%
 Poland Communications, Inc. 144A
  9.875%, '03 (b)                      B              1,650       1,640,314
                                                               ------------
Retail--Food Service--0.0%
 ARA Services, Inc. 10.625%, '00       Ba                54          60,008
                                                               ------------
Telecommunications--1.2%
 Call-Net Enterprises 0%, '04 (d)      B            $ 2,000    $  1,652,500
                                                               ------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $57,918,684)                                   58,916,822
                                                               ------------
FOREIGN NON-CONVERTIBLE BONDS--9.4%
Argentina--1.2%
 Bridas Corp. Sr. Note 12.50%, '99     B              1,600       1,712,000
                                                               ------------
Brazil--2.1%
 Globo Comunicacoes 144A 10.50%,
  '06 (b)                              B(c)           2,000       2,010,000
 Tevecap SA 144A 12.625%, '04 (b)      B              1,000       1,026,250
                                                               ------------
                                                                  3,036,250
                                                               ------------
Canada--1.0%
 Videotron Ltd. Sr. Sub. Note 10.25%,
  '02                                  Ba             1,400       1,498,000
                                                               ------------
Chile--1.4%
 CSAV 144A 7.375%, '03 (b)             BBB(c)         2,000       1,970,000
                                                               ------------
Mexico--1.9%
 Coca-Cola Femsa 8.95%, '06            Ba             2,000       2,002,500
 Grupo Televisa SA 0%, '08 (d)         Ba             1,200         792,000
                                                               ------------
                                                                  2,794,500
                                                               ------------
Philippines--0.9%
 Subic Power Corp. 144A 9.50%,
  '08 (b)                              NR             1,245       1,311,883
                                                               ------------
Qatar--0.9%
 Ras Laffan Gas 144A 7.628%, '06 (b)   A              1,300       1,304,875
                                                               ------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $12,890,485)                                   13,627,508
                                                               ------------
FOREIGN GOVERNMENT SECURITIES--12.1%
Colombia--0.3%
 Republic of Colombia Euro 9%, '97     Baa              500         503,960
                                                               ------------
Croatia--2.6%
 Croatia Series A 6.688%, '10 (d)      NR             2,238       2,166,663
 Croatia Series A 144A 6.688%, '10
  (b)(d)                               NR             1,500       1,452,188
 Croatia Series B 6.688%, '06 (d)      NR               146         142,259
                                                               ------------
                                                                  3,761,110
                                                               ------------
Dominican Republic--0.3%
 Dominican Republic BR-PDI 6.563%,
  '09 (d)                              NR               500         396,250
                                                               ------------
Mexico--0.9%
 United Mexican States Discount A
  6.453%, '19 (d)(e)                   Ba             1,525       1,315,313
                                                               ------------
Morocco--1.1%
 Morocco R&C Agreement Series A
  6.375%, '09 (d)                      NR             2,000       1,650,000
                                                               ------------
Panama--1.9%
 Panama PDI 144A, PIK interest
  capitalization, 6.75%, '16 (b)(d)    NR             3,500       2,773,688
                                                               ------------
Philippines--0.9%
 Republic of Philippines 144A 8.75%,
  '16 (b)                              B              1,301       1,353,853
                                                               ------------
Russia--1.3%
 Russian Interest Notes 6.41% WI
  (d)(g)                               NR             1,000         695,000
 Russian Principal Loans 6.41% WI
  (d)(g)                               NR             2,000       1,176,250
                                                               ------------
                                                                  1,871,250
                                                               ------------

                      See Notes to Financial Statements

                                     2-13

                       MULTI-SECTOR FIXED INCOME SERIES

                                        MOODY'S
                                         BOND         PAR
                                        RATING       VALUE
                                      (Unaudited)    (000)        VALUE
                                     ------------  ---------  -------------
Slovenia--0.2%
 Republic of Slovenia Series 1 144A
  6.375%, '06 (b)(d)                   A(c)         $   145    $    145,181
 Republic of Slovenia Series 2 144A
  6%, '06 (b)(d)                       A(c)              76          74,789
                                                               ------------
                                                                    219,970
                                                               ------------
Venezuela--2.6%
 Republic of Venezuela DCB Euro
  6.50%, '07 (d)                       Ba             2,000       1,765,000
 Republic of Venezuela FLIRB A Euro
  6.625%, '07 (d)                      Ba             1,000         892,500
 Republic of Venezuela Series A NMB
  6.625%, '05 (d)                      Ba             1,250       1,106,250
                                                               ------------
                                                                  3,763,750
                                                               ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $15,306,745)                                   17,609,144
                                                               ------------
MUNICIPAL BONDS--10.7%
California--1.8%
 Orange County Pension A Taxable
  7.67%, '09                           Aaa            2,500       2,606,825
                                                               ------------
Florida--2.6%
 Dade County Florida Ed. Facs.
  Authority 5.75%, '20                 Aaa              475         480,833
 Palm Beach Waste Revenue Project B
  Taxable 10.50%, '11                  NR             1,500       1,492,935
 University Miami Exchange Revenue A
  Taxable 7.65%, '20                   Aaa            1,795       1,811,747
                                                               ------------
                                                                  3,785,515
                                                               ------------
Michigan--0.8%
 Hartland Consolidated School
  District 5.125%, '22                 Aaa            1,280       1,191,654
                                                               ------------
Pennsylvania--3.0%
 Pennsylvania Economic Development
  9.50%, '12                           NR             2,500       2,348,000
 Pennsylvania Economic Development
  6.75%, '07                           NR             1,950       1,996,332
                                                               ------------
                                                                  4,344,332
                                                               ------------
Texas--0.9%
 Texas State Turnpike Authority
  Dallas 5.25%, '23                    Aaa            1,280       1,222,489
                                                               ------------
Virginia--1.6%
 Newport News Taxable Series B 7.05%,
  '25                                  Aa               750         707,145
 Pittsylvania County Series B
  7.65%, '10                           NR             1,500       1,603,695
                                                               ------------
                                                                  2,310,840
                                                               ------------
TOTAL MUNICIPAL BONDS
 (Identified cost $15,306,344)                                   15,461,655
                                                               ------------
CONVERTIBLE BONDS--0.7%
Entertainment, Leisure & Gaming--0.7%
 Comcast Corp. Cv. 1.125%, '07 (d)     B            $ 2,000    $  1,015,000
                                                               ------------
TOTAL CONVERTIBLE BONDS
 (Identified cost $1,103,735)                                     1,015,000
                                                               ------------
FOREIGN CONVERTIBLE BONDS--0.8%
Mexico--0.8%
 Empresas ICA Sociedad Euro 5%, '04    B(c)           1,700       1,200,625
                                                               ------------
TOTAL FOREIGN CONVERTIBLE BONDS
 (Identified cost $1,107,962)                                     1,200,625
                                                               ------------


                                                SHARES
                                                --------
WARRANTS--0.1%
Paper & Forest Products--0.1%
 SD Warren Warrants 144A (b)(f)                 30,000              150,000
                                                               ------------
TOTAL WARRANTS
 (Identified cost $142,500)                                         150,000
                                                               ------------
PREFERRED STOCKS--1.2%
Paper & Forest Products--0.6%
 SD Warren Co. Pfd. PIK 144A
  Series B (b)                                  30,000              857,393
                                                               ------------
Telecommunications Equipment--0.6%
 Cablevision Systems Pfd. M B3 PIK 11.125%      10,000              880,000
                                                               ------------
TOTAL PREFERRED STOCKS
 (Identified cost $1,492,500)                                     1,737,393
                                                               ------------
TOTAL LONG-TERM INVESTMENTS--97.7%
 (Identified cost $137,359,531)                                 141,774,563
                                                               ------------


                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                       (Unaudited)   (000)
                                      ------------  ---------
SHORT-TERM OBLIGATIONS--1.2%
Commercial Paper--1.2%
 Abbott Laboratories 5.42%, 1-7-97        A-1+      $ 1,690       1,688,473
                                                               ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $1,688,473)                                     1,688,473
                                                               ------------
TOTAL INVESTMENTS--98.9%
 (Identified cost $139,048,004)                                 143,463,036(a)
 Cash and receivables, less liabilities--1.1%                     1,581,374
                                                               ------------
NET ASSETS--100.0%                                             $145,044,410
                                                               ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,489,857 and gross depreciation of $1,096,529 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $139,069,708.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1996, these securities amounted to a value of $24,142,800 or 16.6% of net assets.
(c) As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon obligation; interest rate shown reflects the rate currently in effect.
(e) Rights incorporated as a unit.
(f) Non-income producing.
(g) When issued.
(h) Segregated as collateral.

                      See Notes to Financial Statements

                                     2-14

                       MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $139,048,004)                           $143,463,036
 Cash                                                                                          23,003
 Receivable for investment securities sold                                                  4,075,807
 Receivable for fund shares sold                                                               61,173
 Interest receivable                                                                        2,840,294
                                                                                         ------------
  Total assets                                                                            150,463,313
                                                                                         ------------
Liabilities
 Payable for investment securities purchased                                                5,298,125
 Investment advisory fee                                                                       53,876
 Trustees' fee                                                                                  8,255
 Financial agent fee                                                                            7,176
 Accrued expenses                                                                              51,471
                                                                                         ------------
  Total liabilities                                                                         5,418,903
                                                                                         ------------
Net Assets                                                                               $145,044,410
                                                                                         ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                        $138,951,243
 Undistributed net investment income                                                          426,754
 Accumulated net realized gain                                                              1,251,381
 Net unrealized appreciation                                                                4,415,032
                                                                                         ------------
Net Assets                                                                               $145,044,410
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           14,026,293
                                                                                         ============
Net asset value and offering price per share                                                   $10.34
                                                                                               ======


STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
 Interest                                                                                 $ 9,625,540
 Dividends                                                                                    623,497
                                                                                         ------------
  Total investment income                                                                  10,249,037
                                                                                         ------------
Expenses
 Investment advisory fee                                                                      606,445
 Financial agent fee                                                                           72,793
 Custodian                                                                                     48,902
 Printing                                                                                      37,165
 Professional                                                                                  20,660
 Trustees                                                                                      18,393
 Miscellaneous                                                                                  5,301
 Expenses borne by investment adviser                                                         (21,281)
                                                                                         ------------
  Total expenses                                                                              788,378
                                                                                         ------------
Net investment income                                                                       9,460,659
                                                                                         ------------
Net Realized and Unrealized Gain (Loss) on Investments
  Net realized gain on securities                                                           7,367,063
  Net change in unrealized appreciation (depreciation) on investments                      (2,309,914)
                                                                                         ------------
Net gain on investments                                                                     5,057,149
                                                                                         ------------
Net increase in net assets resulting from operations                                      $14,517,808
                                                                                         ============

                      See Notes to Financial Statements

                                     2-15

                       MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year            Year
                                                                                Ended           Ended
                                                                              12/31/96        12/31/95
                                                                          ---------------   ---------------
From Operations
 Net investment income                                                      $  9,460,659    $  7,829,504
 Net realized gain                                                             7,367,063       1,405,058
 Net change in unrealized appreciation (depreciation)                         (2,309,914)     10,007,140
                                                                            ------------    ------------
 Net increase in net assets resulting from operations                         14,517,808      19,241,702
                                                                            ------------    ------------
From Distributions to Shareholders
 Net investment income                                                        (9,238,947)     (7,763,175)
 Net realized gains                                                           (4,270,844)             --
                                                                            ------------    ------------
 Decrease in net assets from distributions to shareholders                   (13,509,791)     (7,763,175)
                                                                            ------------    ------------
From Share Transactions
 Proceeds from sales of shares (6,711,402 and 4,715,281 shares,
  respectively)                                                               69,891,527      45,595,165
 Net asset value of shares issued from reinvestment of distributions
   (1,316,308 and 796,247 shares, respectively)                               13,509,791       7,763,175
 Cost of shares repurchased (4,670,077 and 3,158,605 shares,
  respectively)                                                              (48,410,465)    (30,477,355)
                                                                            ------------    ------------
 Increase in net assets from share transactions                               34,990,853      22,880,985
                                                                            ------------    ------------
 Net increase in net assets                                                   35,998,870      34,359,512
Net Assets
 Beginning of period                                                         109,045,540      74,686,028
                                                                            ------------    ------------
 End of period (including undistributed net investment income of $426,754
  and $135,344, respectively)                                               $145,044,410    $109,045,540
                                                                            ============    ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                  Year Ended December 31,
                                                 1996         1995          1994          1993        1992
                                              ----------  ------------ ------------- ------------- ----------
Net asset value, beginning of period            $10.22        $8.98        $10.27        $ 9.58       $9.33
Income from investment operations
 Net investment income                            0.79(1)      0.83(1)(2)    0.72(1)(2)    0.66(1)(2)  0.66(2)
 Net realized and unrealized gain (loss)          0.43         1.22         (1.28)         0.84        0.25
                                              --------     --------       -------       -------      -------
  Total from investment operations                1.22         2.05         (0.56)         1.50        0.91
                                              --------     --------       -------       -------      -------
Less distributions
 Dividends from net investment income            (0.78)       (0.81)        (0.73)        (0.66)      (0.66)
 Dividends from net realized gains               (0.32)          --            --         (0.15)         --
                                              --------     --------       -------       -------      -------
  Total distributions                            (1.10)       (0.81)        (0.73)        (0.81)      (0.66)
                                              --------     --------       -------       -------      -------
Change in net asset value                         0.12         1.24         (1.29)         0.69        0.25
                                              --------     --------       -------       -------      -------
Net asset value, end of period                  $10.34       $10.22         $8.98        $10.27       $9.58
                                              ========     ========       =======       =======      =======
Total return                                     12.42%       23.54%        -5.47%        15.90%      10.03%
Ratios/supplemental data:
Net assets, end of period (thousands)         $145,044     $109,046       $74,686       $79,393     $43,090
Ratio to average net assets of:
 Operating expenses                               0.65%        0.65%(3)      0.66%         0.65%       0.50%
 Net investment income                            7.80%        8.55%         7.62%         6.71%       7.47%
Portfolio turnover rate                            191%         147%          181%          169%        166%

(1) Includes reimbursement of operating expenses by investment adviser of $0.002, $0.007, $0.006 and $0.005 per share, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                      See Notes to Financial Statements

                                     2-16

                             TOTAL RETURN SERIES

  Despite increasing interest rates and waning corporate earnings momentum, U.S. stock prices forged higher over this reporting period, fueled by unprecedented cash inflows into equity mutual funds and continued corporate share buybacks. Although this remarkable rally dates back to December 1994, the past year has been one of tremendous rotation among various sectors of the stock market--a manifestation of increasing investor uncertainty over the direction of interest rates and the economy. As measured by the Standard & Poor's 500 Stock Index, the U.S. equity market returned an impressive 23.25% during 1996.

  While it may have been another record year for U.S. equities, the overall bond market produced less than stellar results. For the twelve months ended December 31, 1996, the Lehman Brothers Aggregate Bond Index, an unmanaged gauge of bond market performance, returned a mere 3.63%. Shifting market opinion over the direction of the U.S. economy contributed to much of the volatility in interest rates during this reporting period. As measured by the 30-year Treasury bond, interest rates started the year at 5.95%, climbed as high as 7.19% in July, and finished 1996 yielding 6.64%. Generally speaking, investors were well rewarded for moving down the credit-risk spectrum last year, as lower-quality bonds generally outperformed higher-quality issues.

  For the twelve months ended December 31, 1996, Phoenix Edge Total Return Series posted a respectable 9.05%. Over the same period, it's peer group average--the 185 retail funds tracked by Lipper Analytical Services--earned 13.59%. As with the broad market returns noted above, all of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  During this latest reporting period, Fund performance was held back primarily because of weakness in some of our consumer cyclical, technology and health care stocks. Positive contributors to equity performance included our strong stock selection in the energy, finance and capital goods sectors. The fixed-income segment of the Fund also boosted results as it continued to significantly outperform its benchmark, the Lehman Brothers Aggregate Bond Index. Our decision to emphasize such non-traditional sectors of the bond market such as taxable municipals, commercial and non-agency residential mortgage-backed securities and emerging market debt, paid off handsomely during the year.

  After two back-to-back years of powerful performance, the equity risk level is clearly rising. In a stock market caught between long-term concerns and intermediate opportunities, we are focusing our equity exposure on growth companies that have some sensitivity to the domestic economy and/or foreign sales growth. The Fund is currently emphasizing such timely investment themes as Capital Goods--The Long Wave (capital goods), Software Solutions (technology) and Energy Technology (energy). Looking ahead, we believe that the key to outperformance lies in taking advantage of market inefficiencies within a volatile trading range combined with individual stock selection.

  With a few minor adjustments, we believe that the fixed-income investment strategy we successfully implemented last year can also perform well in 1997. In the mortgage-backed arena, we are of the opinion that commercial and non-agency residential securities continue to offer better relative value than their agency counterparts. We also like the underfollowed taxable municipal sector, which currently provides a significant yield advantage over comparably rated corporate bonds. Lastly, despite its extended rally, we remain bullish on emerging market debt. While last year's gains were exceptionally strong relative to other fixed-income groups, returns of this nature are not unprecedented for this sector.

  Overall, we believe the Fund is well positioned for the new year. As of December 31, 1996, the Fund's asset allocation mix was 73% equities, 16% fixed income and 11% cash equivalents. As always, we remain committed to the Fund's primary goal of generating a high level of capital appreciation, but with less risk than a typical equity fund.

                                     2-17

                             TOTAL RETURN SERIES


--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

               Total                        Lipper Analytical
               Return        S&P 500        Services Flexible
               Series        Stock Index*   Fund**
12/31/86       $10,000       $10,000        $10,000
12/31/87        11,258        10,517         10,620
12/31/88        11,520        12,253         11,547
12/31/89        13,811        16,104         13,546
12/31/90        14,587        15,590         13,446
12/31/91        18,881        20,352         16,866
12/31/92        20,896        21,917         18,251
12/31/93        23,198        24,109         20,275
12/31/94        22,862        24,427         19,823
12/31/95        27,027        33,590         24,759
12/31/96        29,473        41,398         28,127
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods Ending 12/31/96

                                               1 Year    5 Years    10 Years
--------------------------------------------------------------------------------
Total Return Series                             9.05%     9.32%      11.40%
--------------------------------------------------------------------------------
Lipper Analytical Services Flexible Fund**     13.59%    10.75%      10.89%
--------------------------------------------------------------------------------
S&P 500 Stock Index*                           23.25%    15.26%      15.27%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/86. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

 * The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.
** The Lipper Analytical Services Flexible Fund category is an average composed of 185 funds; the 5 and 10 year returns are derived from compounding the yearly returns. Performance is based on the reinvestment of all distributions and does not reflect the effects of sales charges.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                      STANDARD
                                      & POOR'S      PAR
                                       RATING      VALUE
                                    (Unaudited)    (000)        VALUE
                                    ------------  -------- ---------------
U.S GOVERNMENT SECURITIES--4.3%
U.S. Treasury Bonds--0.7%
 U.S. Treasury Bonds 6%, '26            AAA       $ 2,850   $  2,592,608
                                                            ------------
U.S. Treasury Notes--3.6%
 U.S. Treasury Notes 5.75%, '98         AAA        11,000     10,971,290
 U.S. Treasury Notes 5.875%, '99        AAA         1,650      1,643,296
 U.S. Treasury Notes 6.50%, '06         AAA         1,000      1,005,625
                                                            ------------
                                                              13,620,211
                                                            ------------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $16,120,992)                                16,212,819
                                                            ------------
                                                   SHARES
                                                  -------
COMMON STOCKS--70.5%
Advertising--0.7%
 Omnicom Group, Inc.                               56,500      2,584,875
                                                            ------------
Aerospace & Defense--2.0%
 Boeing Co.                                        70,600      7,510,075
                                                            ------------


                                                   SHARES       VALUE
                                                 ---------  ------------
Banks--4.0%
 Ahmanson (H.F.) & Co.                             91,400    $ 2,970,500
 Golden West Financial Corp.                       50,000      3,156,250
 Great Western Financial Corp.                    159,100      4,613,900
 Wells Fargo & Co.                                 15,100      4,073,225
                                                              ----------
                                                              14,813,875
                                                              ----------
Beverages--1.0%
 Seagram Ltd.                                      94,700      3,669,625
                                                              ----------
Chemical--2.3%
 Du Pont (E.I.) de Nemours & Co.                   47,000      4,435,625
 Monsanto Co.                                     109,800      4,268,475
                                                              ----------
                                                               8,704,100
                                                              ----------
Computer Software & Services--8.1%
 Computer Associates International, Inc.           93,400      4,646,650
 Fiserv, Inc. (b)                                 117,900      4,332,825
 HBO & Co.                                         27,900      1,656,563
 Microsoft Corp. (b)                               86,200      7,122,275

                      See Notes to Financial Statements

                                     2-18

                             TOTAL RETURN SERIES

                                       SHARES        VALUE
                                      ---------  --------------
Computer Software & Services--continued
 Oracle Corp. (b)                       96,500   $  4,028,875
 Parametric Technology Corp. (b)        96,800      4,973,100
 Sungard Data Systems, Inc. (b)         91,700      3,622,150
                                                  -----------
                                                   30,382,438
                                                  -----------
Conglomerates--2.2%
 AlliedSignal, Inc.                     80,800      5,413,600
 Tyco International Ltd.                55,500      2,934,563
                                                  -----------
                                                    8,348,163
                                                  -----------
Containers--1.1%
 Crown Cork & Seal, Inc.                76,300      4,148,812
                                                  -----------
Cosmetics & Soaps--2.1%
 Colgate Palmolive Co.                  50,400      4,649,400
 Procter & Gamble Co.                   28,900      3,106,750
                                                  -----------
                                                    7,756,150
                                                  -----------
Diversified Financial Services--1.0%
 Federal National Mortgage Assoc.      104,100      3,877,725
                                                  -----------
Diversified Miscellaneous--1.0%
 CUC International, Inc. (b)           152,700      3,626,625
                                                  -----------
Electrical Equipment--1.9%
 General Electric Co.                   30,500      3,015,687
 Honeywell, Inc.                        64,000      4,208,000
                                                  -----------
                                                    7,223,687
                                                  -----------
Electronics--1.2%
 Intel Corp.                            35,400      4,635,188
                                                  -----------
Healthcare--Diversified--3.0%
 American Home Products Corp.          121,200      7,105,350
 Warner-Lambert Co.                     54,000      4,050,000
                                                  -----------
                                                   11,155,350
                                                  -----------
Healthcare--Drugs--3.3%
 Biochem Pharmaceutical, Inc. (b)      77,900      3,914,475
 Lilly (Eli) & Co.                      49,800      3,635,400
 Pfizer, Inc.                           60,400      5,005,650
                                                  -----------
                                                   12,555,525
                                                  -----------
Lodging & Restaurants--1.6%
 Marriott International, Inc.          106,000      5,856,500
                                                  -----------
Machinery--1.7%
 Caterpillar, Inc.                      36,400      2,739,100
 Deere & Co.                            87,100      3,538,437
                                                  -----------
                                                    6,277,537
                                                  -----------
Medical Products & Supplies--3.2%
 Boston Scientific Corp. (b)           101,400      6,084,000
 Medtronic, Inc.                        86,500      5,882,000
                                                  -----------
                                                   11,966,000
                                                  -----------
Metals & Mining--1.1%
 Aluminum Company of America            64,700      4,124,625
                                                  -----------
Natural Gas--6.1%
 Anadarko Petroleum Corp.               56,800      3,677,800
 Apache Corp.                          115,000      4,068,125
 Coastal Corp.                          18,400        899,300
 Columbia Gas System, Inc.              13,100        833,488
 KN Energy, Inc.                        22,000        863,500
 PanEnergy Corp.                        53,300      2,398,500
 Questar Corp.                          22,000        808,500
 Sonat, Inc.                            82,000      4,223,000
 Tejas Gas Corp. (b)                    21,000      1,000,125
 Williams Companies, Inc.              107,250      4,021,875
                                                  -----------
                                                   22,794,213
                                                  -----------
Office & Business Equipment--1.2%
 Hewlett Packard Co.                    87,300   $  4,386,825
                                                  -----------
Oil--0.5%
 Triton Energy Ltd. (b)                 39,200      1,901,200
                                                  -----------
Oil Service & Equipment--6.8%
 BJ Services Co. (b)                    91,600      4,671,600
 Baker Hughes, Inc.                    150,500      5,192,250
 Halliburton Co.                        99,600      6,000,900
 Noble Drilling Corp. (b)              241,500      4,799,813
 Varco International, Inc. (b)         121,000      2,798,125
 Weatherford Enterra, Inc. (b)          60,500      1,815,000
                                                  -----------
                                                   25,277,688
                                                  -----------
Retail--3.6%
 Home Depot, Inc.                      108,000      5,413,500
 TJX Companies, Inc.                    90,300      4,277,962
 Tiffany & Co.                         106,000      3,882,250
                                                  -----------
                                                   13,573,712
                                                  -----------
Telecommunications Equipment--6.5%
 Andrew Corp. (b)                       30,700      1,629,019
 Ascend Communications, Inc. (b)        54,900      3,410,663
 Cisco Systems, Inc. (b)               180,400     11,477,950
 Lucent Technologies, Inc.             113,200      5,235,500
 Tellabs, Inc. (b)                      66,500      2,502,062
                                                  -----------
                                                   24,255,194
                                                  -----------
Textile & Apparel--3.3%
 Liz Claiborne, Inc.                    86,300      3,333,337
 Nautica Enterprises, Inc. (b)          68,000      1,717,000
 Nike, Inc. Class B                     69,900      4,176,525
 Tommy Hilfiger Corp. (b)               63,300      3,038,400
                                                  -----------
                                                   12,265,262
                                                  -----------
TOTAL COMMON STOCKS
 (Identified cost $247,433,533)                   263,670,969
                                                  -----------
FOREIGN COMMON STOCKS--2.0%
Chemical--1.1%
 Potash Corp. of Saskatchewan, Inc.
  (Canada)                              50,000      4,250,000
                                                  -----------
Textile & Apparel--0.9%
 Gucci Group NV-NY (Italy)              51,600      3,295,950
                                                  -----------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $7,536,032)                       7,545,950
                                                  -----------


                                      STANDARD
                                      & POOR'S      PAR
                                       RATING      VALUE
                                    (Unaudited)    (000)
                                    ------------  ---------
MUNICIPAL BONDS--2.6%
California--1.3%
 Kern County Pension Obligation
  Taxable 7.26%, '14                    AAA       $ 1,500       1,478,490
 Long Beach Pension Obligation
  Taxable 6.87%, '06                    AAA           840         841,907
 San Bernardino County Obligation
  Revenue Taxable 6.87%, '08            AAA           410         407,007
 San Bernardino County Obligation
  Revenue Taxable 6.94%, '09            AAA         1,110       1,106,215
 Ventura County Pension Taxable
  6.54%, '05                            AAA           975         960,267
                                                             ------------
                                                                4,793,886
                                                             ------------

                      See Notes to Financial Statements

                                     2-19

                             TOTAL RETURN SERIES

                                       STANDARD
                                       & POOR'S       PAR
                                        RATING       VALUE
                                      (Unaudited)    (000)        VALUE
                                     ------------  ---------  --------------
Florida--1.3%
 Dade County Ed. Facs. Authority
  5.75%, '20                           AAA          $   285   $    288,500
 Miami Beach Special Obligation
  Taxable 8.60%, '21                   AAA            3,210      3,513,249
 University Miami Exchange Revenue A
  Taxable 7.65%, '20                   AAA            1,080      1,090,076
                                                                ----------
                                                                 4,891,825
                                                                ----------
TOTAL MUNICIPAL BONDS
 (Identified cost $9,731,150)                                    9,685,711
                                                                ----------
NON-CONVERTIBLE BONDS--5.7%
Asset-Backed Securities--0.7%
 Airplanes Pass Through Trust 1D
  10.875%, '19                         BB               560        617,719
 Fleetwood Credit Corp. 96-B, A
  6.90%, '12                           AAA              948        957,182
 Green Tree Financial Corp. 96-2, M1
  7.60%, '27                           AA-            1,075      1,079,367
                                                                ----------
                                                                 2,654,268
                                                                ----------
Non-Agency Mortgage-Backed Securities--4.9%
 CS First Boston Mortgage 95-AE1, B
  7.182%, '27                          AA-            1,350      1,344,305
 GE Capital Mortgage Service 96-8, M
  7.25%, '26                           AA               249        242,177
 Lehman Commercial Conduit 95-C2, B
  7.184%, '05                          AA             1,650      1,657,734
 Merrill Lynch Mortgage, Inc. 95-C2,
  B 7.61%, '21                         Aa(c)            893        904,589
 Merrill Lynch Mortgage, Inc. 96-C1,
  B 7.42%, '28                         AA               660        667,116
 Nationslink Funding Corp. 96-1, B
  7.69%, '05                           AA               450        466,875
 Residential Asset Securitization
  Trust 96-A8, A1 8%, '26              AAA              958        972,129
 Residential Funding Mortgage 96-S1,
  A11 7.10%, '26                       AAA            1,500      1,459,453
 Residential Funding Mortgage 96-S4,
  M1 7.25%, '26                        AA               993        964,401
 Resolution Trust Corp. 93-C1, B
  8.75%, '24                           Aa(c)          1,600      1,636,500
 Resolution Trust Corp. 95-C2, B
  6.80%, '27                           Aa(c)            887        877,338
 Resolution Trust Corp. 95-C1, B
  6.90%, '27                           Aa(c)          1,900      1,882,781
 Resolution Trust Corp. 95-2, M1
  7.15%, '29                           Aa(c)          1,413      1,416,052
 Securitized Asset Sales, Inc. 93-J,
  2B 6.808%, '23                       A(c)             978        911,978
 Structured Asset Securities Corp.
  95-C1, C 7.375%, '24                 A                930        929,855
 Structured Asset Securities Corp.
  95-C4, B 7%, '26                     AA             1,650      1,627,313
 Structured Asset Securities Corp.
  96-CFL, C 6.525%, '28                A                520        508,300
                                                                ----------
                                                                18,468,896
                                                                ----------
Paper & Forest Products--0.1%
 Buckeye Cellulose Corp. 9.25%, '08    BB-              350        364,875
                                                                ----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $21,435,236)                                  21,488,039
                                                                ----------
FOREIGN GOVERNMENT SECURITIES--2.4%
Argentina--0.4%
 Republic of Argentina Discount L-GL
  Euro 6.375%, '23 (e)                 BB-          $ 1,800   $  1,389,375
                                                                ----------
Brazil--0.3%
 Republic of Brazil Discount ZL Euro
  6.50%, '24 (e)                       B+               800        617,500
 Republic of Brazil Par Z-L Euro
  4.25%, '24 (e)                       B(c)           1,000        630,000
                                                                ----------
                                                                 1,247,500
                                                                ----------
Colombia--0.9%
 Republic of Colombia Yankee 7.25%,
  '04                                  BBB-           3,500      3,412,500
                                                                ----------
Mexico--0.4%
 United Mexican States 144A 7.563%,
  '01 (d) (e)                          Baa(c)           350        350,822
 United Mexican States Euro D 6.352%,
  '19 (e) (f)                          BB             1,300      1,121,250
                                                                ----------
                                                                 1,472,072
                                                                ----------
Panama--0.4%
 Panama IRB 144A 3.50%,
  '14 (d) (e)                          NR               700        486,938
 Panama PDI 144A, PIK interest
  capitalization, 6.75%, '16 (d) (e)   NR             1,150        911,355
                                                                ----------
                                                                 1,398,293
                                                                ----------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $7,885,326)                                    8,919,740
                                                                ----------
FOREIGN NON-CONVERTIBLE BONDS--1.0%
Chile--0.1%
 Petropower Funding 144A 7.36%,
  '14 (d)                              BBB              500        477,150
                                                                ----------
Colombia--0.9%
 Financiera Energ. Nacional EMTN Euro
  9%, '99                              BBB-           3,200      3,356,000
                                                                ----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $3,776,800)                                    3,833,150
                                                                ----------
TOTAL LONG-TERM INVESTMENTS--88.5%
 (Identified cost $313,919,069)                                331,356,378
                                                                ----------
SHORT-TERM OBLIGATIONS--11.4%
Commercial Paper--10.0%
 Abbott Laboratories 5.42%, 1-7-97     A-1+           3,770      3,766,595
 Cargill, Inc. 5.43%, 1-10-97          A-1+           1,015      1,013,622
 Bellsouth Capital Funding Corp.
  5.40%, 1-14-97                       A-1+           2,375      2,370,369
 Receivables Capital Corp. 5.45%,
  1-17-97                              A-1+             724        722,246
 Private Export Funding Corp. 5.30%,
  1-28-97                              A-1+           2,855      2,842,839
 General Electric Capital Corp.
  5.50%, 1-30-97                       A-1+           3,500      3,500,000
 Southwestern Bell Telephone Co.
  5.30%, 1-31-97                       A-1+           4,000      3,980,505
 Kellogg Co. 5.35%, 2-5-97             A-1+           2,000      1,989,597
 Preferred Receivables Funding Corp.
  5.35%, 2-13-97                       A-1            5,000      4,966,098
 General Re Corp. 5.30%, 2-14-97       A-1+           2,500      2,482,479

                      See Notes to Financial Statements

                                     2-20

                             TOTAL RETURN SERIES


                                       STANDARD
                                       & POOR'S       PAR
                                        RATING       VALUE
                                      (Unaudited)    (000)        VALUE
                                     ------------  ---------  --------------
Commercial Paper--continued
 First Deposit Funding Trust 5.33%,
  3-14-97                              A-1          $ 3,617    $ 3,575,405
 Asset Securitization Cooperative
  Corp. 5.36%, 3-18-97                 A-1+           4,435      4,381,292
 Receivables Capital Corp. 5.39%,
  5-1-97                               A-1+           2,000      1,963,560
                                                                ----------
                                                                37,554,607
                                                                ----------


                                                      PAR
                                                     VALUE
                                                     (000)        VALUE
                                                   ---------  ---------------
Federal Agency Securities--1.4%
 Federal National Mortgage Assoc. 5.24%,
  2-27-97                                          $  5,065    $  5,020,212
                                                               ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $42,590,757)                                  42,574,819
                                                               ------------
TOTAL INVESTMENTS--99.9%
 (Identified cost $356,509,826)                                373,931,197(a)
 Cash and receivables, less liabilities--0.1%                      312,478
                                                               ------------
NET ASSETS--100.0%                                            $374,243,675
                                                               ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $24,226,359 and gross depreciation of $6,804,988 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $356,509,826.
(b) Non-income producing.
(c) As rated by Moodys, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1996, these securities amounted to a value of $2,226,265 or 0.6% of net assets.
(e) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.
(f) Rights incorporated as a unit.

                      See Notes to Financial Statements


                                     2-21

                             TOTAL RETURN SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $356,509,826)                           $373,931,197
 Receivable for investment securities sold                                                        926
 Receivable for fund shares sold                                                              112,271
 Interest and dividends receivable                                                          1,117,628
                                                                                         ------------
  Total assets                                                                            375,162,022
                                                                                         ------------
Liabilities
 Custodian                                                                                    623,987
 Investment advisory fee                                                                      185,569
 Financial agent fee                                                                           19,089
 Trustees' fee                                                                                  8,466
 Accrued expenses                                                                              81,236
                                                                                         ------------
  Total liabilities                                                                           918,347
                                                                                         ------------
Net Assets                                                                               $374,243,675
                                                                                         ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                        $351,775,454
 Undistributed net investment income                                                          414,865
 Accumulated net realized gain                                                              4,631,985
 Net unrealized appreciation                                                               17,421,371
                                                                                         ------------
Net Assets                                                                               $374,243,675
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           27,417,598
                                                                                         ============
Net asset value and offering price per share                                                   $13.65
                                                                                               ======


STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
 Interest                                                                                 $ 8,131,784
 Dividends                                                                                  2,771,915
                                                                                         ------------
  Total investment income                                                                  10,903,699
                                                                                         ------------
Expenses
 Investment advisory fee                                                                    2,146,571
 Financial agent fee                                                                          220,535
 Printing                                                                                      89,724
 Custodian                                                                                     62,021
 Professional                                                                                  28,906
 Trustees                                                                                      18,612
 Miscellaneous                                                                                 22,054
                                                                                         ------------
  Total expenses                                                                            2,588,423
                                                                                         ------------
Net investment income                                                                       8,315,276
                                                                                         ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                                           25,862,109
 Net realized loss on foreign currency transactions                                           (10,202)
 Net change in unrealized appreciation (depreciation) on investments                       (2,475,007)
                                                                                         ------------
Net gain on investments                                                                    23,376,900
                                                                                         ------------
Net increase in net assets resulting from operations                                      $31,692,176
                                                                                         ============

                      See Notes to Financial Statements

                                     2-22

                             TOTAL RETURN SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year            Year
                                                                                Ended           Ended
                                                                              12/31/96        12/31/95
                                                                          ---------------   ---------------
From Operations
 Net investment income                                                      $  8,315,276    $ 10,538,823
 Net realized gain                                                            25,851,907      23,632,796
 Net change in unrealized appreciation (depreciation)                         (2,475,007)     19,082,703
                                                                            ------------    ------------
 Net increase in net assets resulting from operations                         31,692,176      53,254,322
                                                                            ------------    ------------
From Distributions to Shareholders
 Net investment income                                                        (7,996,685)    (10,497,130)
 Net realized gains                                                          (23,234,158)    (21,419,046)
                                                                            ------------    ------------
 Decrease in net assets from distributions to shareholders                   (31,230,843)    (31,916,176)
                                                                            ------------    ------------
From Share Transactions
 Proceeds from sales of shares (4,387,120 and 5,465,213 shares,
  respectively)                                                               61,269,234      75,182,133
 Net asset value of shares issued from reinvestment of distributions
  (2,254,196 and 2,341,879 shares, respectively)                              31,230,843      31,916,176
 Cost of shares repurchased (5,175,253 and 4,646,668 shares,
  respectively)                                                              (72,555,884)    (63,681,697)
                                                                            ------------    ------------
 Increase in net assets from share transactions                               19,944,193      43,416,612
                                                                            ------------    ------------
 Net increase in net assets                                                   20,405,526      64,754,758
Net Assets
 Beginning of period                                                         353,838,149     289,083,391
                                                                            ------------    ------------
 End of period (including undistributed net investment income of $414,865
  and $154,166, respectively)                                               $374,243,675    $353,838,149
                                                                            ============    ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                               Year Ended December 31,
                                          1996           1995           1994           1993           1992
                                     -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period      $13.63         $12.68         $13.71         $12.86         $12.97
Income from investment operations
 Net investment income                      0.32           0.45           0.36(1)(3)     0.23(3)        0.37(3)
 Net realized and unrealized gain
  (loss)                                    0.91           1.84          (0.56)          1.17           0.99
                                        --------       --------       --------       --------       --------
  Total from investment operations          1.23           2.29          (0.20)          1.40           1.36
                                        --------       --------       --------       --------       --------
Less distributions
 Dividends from net investment
  income                                   (0.31)         (0.45)         (0.37)         (0.23)         (0.37)
 Dividends from net realized gains         (0.90)         (0.89)         (0.46)         (0.32)         (1.10)
                                        --------       --------       --------       --------       --------
  Total distributions                      (1.21)         (1.34)         (0.83)         (0.55)         (1.47)
                                        --------       --------       --------       --------       --------
Change in net asset value                   0.02           0.95          (1.03)          0.85          (0.11)
                                        --------       --------       --------       --------       --------
Net asset value, end of period            $13.65         $13.63         $12.68         $13.71         $12.86
                                        ========       ========       ========       ========       ========
Total return                                9.05%         18.22%         -1.45%         11.02%         10.67%
Ratios/supplemental data:
Net assets, end of period
  (thousands)                           $374,244       $353,838       $289,083       $256,011       $163,628
Ratio to average net assets of:
 Operating expenses                         0.70%          0.67%(2)       0.74%          0.74%          0.50%
 Net investment income                      2.26%          3.28%          2.71%          1.82%          2.90%
Portfolio turnover rate                      287%           170%           220%           269%           326%
Average commission rate paid(4)          $0.0530            N/A            N/A            N/A            N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

                                     2-23

                             INTERNATIONAL SERIES

  Most foreign equity markets have produced excellent returns over the last twelve months, despite a rising U.S. dollar. In addition to the continued strong performance in the U.S., Europe also stood out. Almost all European markets benefited from corporate restructuring, falling interest rates and the likelihood of more shareholder-friendly policies. Additionally, countries such as Germany, Sweden, Finland and the United Kingdom have been further bolstered by share buybacks as well as merger and acquisition activity.

  Despite a strong start, Japan's performance over this reporting period has been a major disappointment. Poor corporate earnings growth and a weak domestic economy led to a serious deterioration in investor sentiment. In contrast to Japan, other Far East countries such as Taiwan, Malaysia, Indonesia and Hong Kong posted stellar gains during this twelve-month period.

  Lastly, most Latin American markets moved higher over this reporting period, earning double digit returns. An improved economic outlook, lower interest rates and strong capital inflows served as catalysts for this solid performance. As measured in U.S. dollars, Venezuela, Brazil and Argentina were among the best performing countries in this region, while Chile and Peru were among the laggards.

  Phoenix Edge International Series posted very strong results over this reporting cycle. For the twelve months ended December 31, 1996, the Fund provided a total return of 18.65%. These results compared very favorably to the Morgan Stanley International EAFE Index, which gained 6.36% over the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  During the year, Fund performance benefited from the portfolio's modest overweighting in Europe and its underweighted position in Japan. Strong stock selection in Europe and our continued focus on such themes as Corporate Restructuring and Growth in Services also boosted results. Other positive contributors included our recent overweighting of certain Asian countries, particularly Hong Kong and Taiwan, as well as the Fund's use of currency hedges.

  After a dismal first half in 1996, European economic growth is beginning to improve. We expect 1997 GDP to grow at about 2.5%, but it is unlikely that demand will be strong enough to exert much upward pressure on interest rates until late in the year. Except for the United Kingdom and a few smaller European countries, unemployment is showing no signs of declining. Moreover, the pressure on governments to cut spending will continue to be a drag on growth going forward. This, coupled with both public and private sector restructuring, means it will be even more important to focus on those companies that are making the difficult choices that will deliver value to their shareholders.

  In Japan, the outlook for 1997 is also modest. It appears that most globally active companies in this country have already done as much restructuring as possible without a radical philosophical change towards "U.S. style restructuring." This would entail layoffs and unfriendly takeovers, supported by government deregulation and tax-reform, and it is doubtful that this type of change will occur in the near term. On the positive side, the potential for improved economic growth in the rest of the world could tighten overall capacity and allow even the weakest Japanese companies to improve their profit margins. We will continue to monitor Japan's economy for signs of improvement, but currently see better prospects elsewhere.

  In Asia, we remain very positive on Hong Kong's near-term outlook. As a country, we believe that Hong Kong will remain self-confident immediately prior to and after the handover to China on June 30, 1997. We also expect Taiwan and Malaysia to continue to do well. However, our outlook for Singapore is rather negative due to slowing economic growth and a lack of choice in this market. We are also concerned about the prospects for India and Thailand, given their weak governments and the severe structural changes needed to turn around both economies.

  In Latin America, Mexico and Argentina are seeing economic re-acceleration after the severe recession of 1995 and early 1996. While this is clearly good news, flawed economic reform processes still remain and are now causing problems in Brazil. The Fund intends to have exposure to this region, but potential currency depreciation may limit prospective gains. Since other emerging countries may provide better opportunities, we will look for new markets which can provide above-average economic and earnings growth.

  Overall, we expect foreign markets to continue to perform well in 1997 due to low interest rates, improved economic growth and corporate restructuring efforts. If world economic growth begins to accelerate dramatically, we will increase the Fund's exposure to economically sensitive stocks. At present, however, we continue to focus on themes that should provide secular growth and hence, strong performance. Moving forward, we believe the Fund is well positioned for the coming new year.

                                     2-24

                             INTERNATIONAL SERIES

--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

               International    MSCI EAFE        MSCI EAFE
               Series           Index*           Excluding JAPAN
5/1/90         $10,000          $10000           $10,000
12/31/90         9,190            9,640           10,014
12/31/91        11,008           10,884           11,608
12/31/92         9,589            9,559           11,270
12/31/93        13,275           12,708           15,498
12/31/94        13,279           13,732           15,379
12/31/95        14,552           15,318           18,541
12/31/96        17,266           16,293           22,514
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods Ending 12/31/96
                                                              From
                                                            Inception
                                                            5/1/90 to
                                       1 Year    5 Years    12/31/96
----------------------------------------------------------------------
International Series                   18.65%     9.44%       8.53%
----------------------------------------------------------------------
MSCI EAFE Index*                        6.36%     8.48%       7.59%
----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/90 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The Morgan Stanley Capital International EAFE Index is an unmanaged but commonly used measure of foreign stock fund performance which includes net dividends reinvested. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                                   SHARES        VALUE
                                                ------------  --------------
COMMON STOCKS--88.5%
Belgium--1.4%
 Credit Communal Holding/Dexia (Banks) (b)         26,000     $ 2,369,626
                                                               ----------
Brazil--1.8%
 Telebras Sponsored ADR (Utility--Telephone)       40,000       3,060,000
                                                               ----------
France--8.0%
 AXA SA (Insurance)                                33,369       2,118,178
 BIC SA (Miscellaneous)                            13,000       1,945,486
 Cardif SA (Insurance)                             15,000       2,063,016
 Carrefour Supermarche (Retail--Food)               3,520       2,285,864
 Louis Dreyfus Citrus (Food) (b)                   42,500       1,389,771
 Rexel SA (Wholesale & Distribution)                4,350       1,317,878
 Salomon SA (Entertainment, Leisure & Gaming)      20,000       1,711,966
 Sommer-Allibert (Auto & Truck Parts)              33,600       1,001,789
                                                               ----------
                                                               13,833,948
                                                               ----------
Germany--5.0%
 Adidas AG (Textile & Apparel)                     27,300     $ 2,356,044
 BASF AG (Chemical)                                63,000       2,423,360
 SGL Carbon AG (Chemical)                          17,400       2,190,384
 VEBA AG (Utility--Electric)                       28,400       1,640,127
                                                               ----------
                                                                8,609,915
                                                               ----------
Hong Kong--13.8%
 Cheung Kong Holdings Ltd. (Real Estate)          514,200       4,570,356
 Dao Heng Bank Group Ltd. (Banks)                 188,000         901,731
 Great Eagle Holdings Ltd. (Real Estate)          228,000         940,310
 Guoco Group Ltd. (Diversified Financial
  Services)                                       281,000       1,573,039
 Henderson China Holding Ltd. (Real Estate)           828           1,884
 Henderson Land Development Co. Ltd. (Real
  Estate)                                         586,000       5,909,320
 Hutchison Whampoa Ltd. (Conglomerates)           564,000       4,429,663
 Hysan Development Co. Ltd. (Real Estate)         454,000       1,807,806
 New World Development Co. Ltd. (Real Estate)     192,000       1,296,979
 Sun Hung Kai Properties Ltd. (Real Estate)       195,000       2,388,686
                                                               ----------
                                                               23,819,774
                                                               ----------

                      See Notes to Financial Statements

                                     2-25

                             INTERNATIONAL SERIES

                                                   SHARES        VALUE
                                                ------------  --------------
Indonesia--1.6%
 PT Semen Gresik (Building & Materials)            690,000    $  2,219,682
 Wicaksana Overseas International (Wholesale &
  Distribution)                                    462,000         528,000
                                                               -----------
                                                                 2,747,682
                                                               -----------
Italy--4.8%
 Fila Holding SPA ADR (Textile & Apparel)           51,600       2,999,250
 Gucci Group NV (Textile & Apparel)                 20,600       1,381,511
 Gucci Group NV-NY (Textile & Apparel)              32,500       2,075,938
 Stet-Societa Finanziaria Telefonica SPA
  (Utility--Telephone)                             400,000       1,815,192
                                                               -----------
                                                                 8,271,891
                                                               -----------
Japan--10.3%
 Canon, Inc. (Office & Business Equipment)          87,000       1,918,842
 Circle K Japan Co. Ltd. (Retail--Food)             37,000       1,593,866
 Hitachi Maxell (Electronics)                       42,000         926,338
 Honda Motor Co. Ltd. (Autos & Trucks)              81,000       2,309,899
 Keyence Corp. Ltd. (Electronics)                   13,000       1,601,620
 Nintendo Corp. Ltd. (Entertainment, Leisure &
  Gaming)                                           27,000       1,928,405
 Nippon Television Network ( Publishing,
  Broadcasting, Printing & Cable)                    5,000       1,507,711
 TDK Corp. (Electronics)                            27,000       1,756,268
 Takeda Chemical Industries (Health Care--
  Drugs)                                            91,000       1,905,143
 Toyota Motor Corp. (Autos & Trucks)                63,000       1,807,444
 Xebio Co. Ltd. (Retail)                            21,000         624,192
                                                               -----------
                                                                17,879,728
                                                               -----------
Malaysia--3.1%
 Commerce Asset Holding Berhad (Banks)             240,000       1,805,583
 Renong Berhad (Engineering & Construction)      1,000,000       1,773,906
 United Engineers Ltd. (Building & Materials)      201,000       1,814,611
                                                               -----------
                                                                 5,394,100
                                                               -----------
Mexico--2.9%
 Apasco SA de CV (Building & Materials)            230,000       1,577,744
 Grupo Carso SA de CV Series A1 (Conglomerates)    350,000       1,845,147
 Grupo Industrial Maseca SA de CV Class B
  (Food)                                         1,310,000       1,660,798
                                                               -----------
                                                                 5,083,689
                                                               -----------
Netherlands--5.1%
 Ahrend Groep NV (Office & Business Equipment)      33,348       1,856,630
 Akzo Nobel (Chemical)                              12,000       1,637,278
 IHC Caland (Oil Service & Equipment)               36,750       2,097,026
 Samas Groep-CVA (Office & Business Equipment)      20,742         887,384
 VNU-Verenigd Bezit (Publishing, Broadcasting,
  Printing & Cable)                                113,000       2,358,386
                                                               -----------
                                                                 8,836,704
                                                               -----------
Norway--1.0%
 Storebrand ASA (Insurance) (b)                    287,000       1,663,039
                                                               -----------
Peru--0.8%
 Telefonica Del Peru SA (Utility--Telephone)       708,945       1,326,713
                                                               -----------
Portugal--3.1%
 Cimpor-Cimentos de Portugal SA (Building &
  Materials)                                        81,000       1,741,565
 Portugal Telecom SA (Utility--Telephone)           68,700       1,955,903
 Telecel-Comunicacoes Pessoais (Utility--
  Telephone)                                        26,700       1,702,609
                                                               -----------
                                                                 5,400,077
                                                               -----------
Spain--1.8%
 Empresa Nacional de Electricidad SA
  (Utility--Electric)                               21,000    $  1,491,755
 Telefonica de Espana (Utility--Telephone)          67,700       1,569,214
                                                               -----------
                                                                 3,060,969
                                                               -----------
Sweden--2.3%
 Frontec AB Series B (Computer Software &
  Services) (b)                                    128,000       2,212,068
 Nordbanken AB (Banks)                              59,000       1,784,344
                                                               -----------
                                                                 3,996,412
                                                               -----------
Switzerland--4.5%
 Ares-Serono Group B (Health Care--Drugs)            1,730       1,645,349
 CS Holding AG Registered Shares (Banks)            18,200       1,863,782
 Novartis AG Registered Shares (Health
  Care--Drugs)                                       2,310       2,637,395
 Swiss Reinsurance--Registered (Insurance)           1,500       1,596,410
                                                               -----------
                                                                 7,742,936
                                                               -----------
Taiwan--0.0%
 China Bills Finance Corp. (Commercial Finance)
  (b)                                               70,345          64,717
                                                               -----------
United Kingdom--16.3%
 Astec (BSR) PLC (Electronics)                     466,000       1,256,118
 Barclays PLC (Diversified Financial Services)     103,000       1,763,674
 British Aerospace PLC (Aerospace & Defense)       155,500       3,406,469
 Carlton Communications PLC (Publishing,
  Broadcasting, Printing & Cable)                  208,000       1,831,525
 Compass Group PLC (Lodging & Restaurants)         304,000       3,212,733
 Granada Group PLC (Entertainment, Leisure &
  Gaming)                                          143,000       2,108,412
 Lloyds TSB Group PLC (Diversified Financial
  Services)                                        255,000       1,878,787
 Next PLC (Retail)                                 154,000       1,495,721
 Rolls-Royce PLC (Aerospace & Defense)             410,000       1,806,863
 Shell Transport & Trading Co. PLC (Oil)           153,000       2,648,631
 Siebe PLC (Electrical Equipment)                  156,000       2,888,790
 WPP Group PLC (Advertising)                       876,000       3,808,044
                                                               -----------
                                                                28,105,767
                                                               -----------
United States--0.9%
 Latin American Discovery Fund, Inc.
  (Multi-Industry)                                 121,000       1,512,500
                                                               -----------
TOTAL COMMON STOCKS
 (Identified cost $129,202,891)                                152,780,187
                                                               -----------
PREFERRED STOCKS--1.2%
Germany--0.7%
 Porsche AG (Autos & Trucks)                         1,300       1,147,231
                                                               -----------
United Kingdom--0.5%
 Egypt Investment Co. (Multi-Industry) (b)          74,000         925,000
                                                               -----------
TOTAL PREFERRED STOCKS
 (Identified cost $1,656,158)                                    2,072,231
                                                               -----------
TOTAL LONG-TERM INVESTMENTS--89.7%
 (Identified cost $130,859,049)                                154,852,418
                                                               -----------

                      See Notes to Financial Statements

                                     2-26

                             INTERNATIONAL SERIES

                                         STANDARD
                                         & POOR'S      PAR
                                          RATING      VALUE
                                        (Unaudited)   (000)         VALUE
                                       ------------  ---------  ---------------
SHORT-TERM OBLIGATIONS--8.4%
Commercial Paper--8.4%
 Corporate Asset Funding Co. 6%, 1-6-97    A-1+      $ 1,900     $  1,898,417
 Kimberly-Clark Corp. 5.35%, 1-13-97       A-1+        2,315        2,310,872
 Greenwich Funding Corp. 5.49%, 1-14-97    A-1+        1,695        1,691,640
 General Electric Capital Corp. 5.40%,
  1-16-97                                  A-1+        1,000          997,750
 Cargill, Inc. 5.45%, 1-17-97              A-1+          930          927,747
 Ciesco L.P. 5.65%, 1-22-97                A-1+        4,160        4,146,289
 GTE North, Inc. 5.48%, 1-22-97 (c)        A-1+        2,550        2,541,848
                                                                -------------
                                                                   14,514,563
                                                                -------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $14,514,563)                                     14,514,563
                                                                -------------
TOTAL INVESTMENTS--98.1%
 (Identified cost $145,373,612)                                   169,366,981(a)
 Cash and receivables, less liabilities--1.9%                       3,300,674
                                                                -------------
NET ASSETS--100.0%                                               $172,667,655
                                                                =============


                           INDUSTRY DIVERSIFICATION
                      As a Percentage of Total Value of
                         Total Long-Term Investments
                                 (Unaudited)

Advertising                                        2.5%
Aerospace & Defense                                3.4
Auto & Truck Parts                                 0.6
Autos & Trucks                                     3.4
Banks                                              5.6
Building & Materials                               4.7
Chemical                                           4.0
Commercial Finance                                 0.0
Computer Software & Services                       1.4
Conglomerates                                      4.1
Diversified Financial Services                     3.4
Electrical Equipment                               1.9
Electronics                                        3.6
Engineering & Construction                         1.1
Entertainment, Leisure & Gaming                    3.7
Food                                               2.0
Health Care--Drugs                                 4.0
Insurance                                          4.8
Lodging & Restaurants                              2.1
Miscellaneous                                      1.3
Multi-Industry                                     1.6
Office & Business Equipment                        3.0
Oil                                                1.7
Oil Service & Equipment                            1.4
Publishing, Broadcasting, Printing & Cable         3.7
Real Estate                                       10.9
Retail                                             1.3
Retail--Food                                       2.5
Textile & Apparel                                  5.7
Utility--Electric                                  2.0
Utility--Telephone                                 7.4
Wholesale & Distribution                           1.2
                                                 -----
                                                 100.0%
                                                 =====

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $25,748,811 and gross depreciation of $1,913,191 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $145,531,361.

(b) Non-income producing.

(c) Segregated as collateral for forward currency contracts. At December 31, 1996, these securities amounted to $2,541,848 or 1.5% of net assets.

                      See Notes to Financial Statements


                                     2-27

                             INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $145,373,612)                           $169,366,981
 Foreign currency at value (Identified cost $2,182,271)                                     2,184,603
 Cash                                                                                          25,516
 Interest and dividends receivable                                                            218,008
 Tax reclaim receivable                                                                        47,888
 Net unrealized appreciation on forward currency contracts                                  1,072,470
                                                                                         ------------
  Total assets                                                                            172,915,466
                                                                                         ------------
Liabilities
 Payable for fund shares repurchased                                                            4,025
 Investment advisory fee                                                                      106,199
 Trustees' fee                                                                                  8,723
 Financial agent fee                                                                            8,046
 Accrued expenses                                                                             120,818
                                                                                         ------------
  Total liabilities                                                                           247,811
                                                                                         ------------
Net Assets                                                                               $172,667,655
                                                                                         ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                        $141,596,053
 Undistributed net investment income                                                        1,390,579
 Accumulated net realized gain                                                              4,614,897
 Net unrealized appreciation                                                               25,066,126
                                                                                         ------------
Net Assets                                                                               $172,667,655
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           11,894,980
                                                                                         ============
Net asset value and offering price per share                                                   $14.52
                                                                                               ======

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
 Dividends                                                                                $ 2,402,413
 Interest                                                                                     690,679
 Foreign taxes withheld                                                                      (237,840)
                                                                                         ------------
  Total investment income                                                                   2,855,252
                                                                                         ------------
Expenses
 Investment advisory fee                                                                    1,167,034
 Financial agent fee                                                                           93,363
 Custodian                                                                                    201,283
 Printing                                                                                      78,728
 Professional                                                                                  30,861
 Trustees                                                                                      18,764
 Miscellaneous                                                                                 26,314
                                                                                         ------------
  Total expenses                                                                            1,616,347
                                                                                         ------------
Net investment income                                                                       1,238,905
                                                                                         ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                                            9,973,733
 Net realized gain on foreign currency transactions                                         2,075,251
 Net change in unrealized appreciation (depreciation) on investments                       12,109,055
 Net change in unrealized appreciation (depreciation) on foreign currency and foreign
  currency transactions                                                                       962,538
                                                                                         ------------
Net gain on investments                                                                    25,120,577
                                                                                         ------------
Net increase in net assets resulting from operations                                      $26,359,482
                                                                                         ============

                      See Notes to Financial Statements

                                     2-28

                             INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year            Year
                                                                                Ended           Ended
                                                                              12/31/96        12/31/95
                                                                          ---------------   ---------------
From Operations
 Net investment income                                                      $  1,238,905    $  1,247,800
 Net realized gain                                                            12,048,984       1,951,578
 Net change in unrealized appreciation (depreciation)                         13,071,593       8,552,168
                                                                            ------------    ------------
 Net increase in net assets resulting from operations                         26,359,482      11,751,546
                                                                            ------------    ------------
From Distributions to Shareholders
 Net investment income                                                        (2,156,537)       (455,953)
 In excess of net investment income                                             (272,380)             --
 Net realized gains                                                           (3,811,548)     (2,629,683)
                                                                            ------------    ------------
 Decrease in net assets from distributions to shareholders                    (6,240,465)     (3,085,636)
                                                                            ------------    ------------
From Share Transactions
 Proceeds from sales of shares (3,516,722 and 3,785,668, respectively)        48,544,295      45,431,812
 Net asset value of shares issued from reinvestment of distributions
  (435,075 and 238,826  shares, respectively)                                  6,240,465       3,085,636
 Cost of shares repurchased (2,645,302 and 4,795,590 shares,
  respectively)                                                              (36,690,696)    (57,355,995)
                                                                            ------------    ------------
 Increase (decrease) in net assets from share transactions                    18,094,064      (8,838,547)
                                                                            ------------    ------------
 Net increase (decrease) in net assets                                        38,213,081        (172,637)
Net Assets
 Beginning of period                                                         134,454,574     134,627,211
                                                                            ------------    ------------
 End of period (including undistributed net investment income of
  $1,390,579 and  $917,632, respectively)                                   $172,667,655    $134,454,574
                                                                            ============    ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding through the indicated period)

                                                         Year Ended December 31,
                                     1996           1995           1994          1993           1992
                                -------------- -------------- ---------------------------- --------------
Net asset value, beginning of
  period                             $12.70         $11.85         $12.21         $8.82         $10.17
Income from investment
  operations
 Net investment income                 0.11(3)        0.12(3)        0.08(3)       0.07(1)(3)     0.09(3)
 Net realized and unrealized
  gain (loss)                          2.25           1.02          (0.07)         3.32          (1.40)
                                   --------       --------       --------       -------        -------
  Total from investment
   operations                          2.36           1.14           0.01          3.39          (1.31)
                                   --------       --------       --------       -------        -------
Less distributions
 Dividends from net investment
  income                              (0.19)         (0.04)         (0.03)           --          (0.04)
 In excess of net investment
  income                              (0.02)            --             --            --             --
 Dividends from net realized
  gains                               (0.33)         (0.25)         (0.34)           --             --
                                   --------       --------       --------       -------        -------
  Total distributions                 (0.54)         (0.29)         (0.37)           --          (0.04)
                                   --------       --------       --------       -------        -------
Change in net asset value              1.82           0.85          (0.36)         3.39          (1.35)
                                   --------       --------       --------       -------        -------
Net asset value, end of period       $14.52         $12.70         $11.85        $12.21         $ 8.82
                                   ========       ========       ========       =======        =======
Total return                          18.65%          9.59%          0.03%        38.44%        -12.89%
Ratio/supplemental data:
Net assets, end of period
  (thousands)                      $172,668       $134,455       $134,627       $61,242        $13,772
Ratio to average of net assets
  of:
 Operating expenses                    1.04%          1.07%          1.10%         1.15%          1.50%
 Net investment income                 0.80%          0.95%          0.64%         0.49%          1.13%
Portfolio turnover rate                 142%           249%           172%          193%            74%
Average commission rate paid(2)     $0.0213            N/A            N/A           N/A            N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.05.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(3) Computed using average shares outstanding.

                      See Notes to Financial Statements

                                     2-29

                               BALANCED SERIES

  Despite increasing interest rates and waning corporate earnings momentum, U.S. stock prices forged higher over this reporting period, fueled by unprecedented cash inflows into equity mutual funds and continued corporate share buybacks. Although this remarkable rally dates back to December 1994, the past year has been one of tremendous rotation among various sectors of the stock market--a manifestation of increasing investor uncertainty over the direction of interest rates and the economy. As measured by the Standard & Poor's 500 Stock Index, the U.S. equity market returned an impressive 23.25% during 1996.

  While it may have been another record year for U.S. equities, the overall bond market produced less than stellar results. For the twelve months ended December 31, 1996, the Lehman Brothers Aggregate Bond Index, an unmanaged gauge of bond market performance, returned a mere 3.63%. Shifting market opinion over the direction of the U.S. economy contributed to much of the volatility in interest rates during this reporting period. As measured by the benchmark 30-year Treasury bond, interest rates started the year at 5.95%, climbed as high as 7.19% in July, and finished 1996 yielding 6.64%. Generally speaking, investors were well rewarded for moving down the credit-risk spectrum last year, as lower-quality bonds generally outperformed higher-quality issues.

  Aided by the long bull market in U.S. stocks, Phoenix Edge Balanced Series posted double-digit gains during this latest fiscal year. For the twelve months ended December 31, 1996, the Fund provided a total return of 10.56%. Despite these respectable results, the Fund trailed its composite benchmark, which returned 14.33% over the same period.* All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  Fund results over this latest reporting cycle were held back primarily because of weakness in some of our technology, consumer cyclical and health care holdings. Positive contributors to performance included excellent stock selection within the energy, consumer staples and basic materials sectors as well as a modest overweighting within the strongly performing capital goods group. Additionally, the portfolio's fixed-income segment continued to outperform its benchmark, the Lehman Brothers Aggregate Bond Index, throughout this reporting period. Our exposure to such non-traditional sectors of the bond market such as taxable municipals, commercial and non-agency residential mortgage-backed securities, and emerging markets debt paid off handsomely during the year.

  As we head into 1997, our near-term outlook calls for continued moderate economic growth, mild inflation and decelerating earnings growth. Given this investment environment, our equity strategy currently emphasizes quality, large-cap growth stocks and focuses on such compelling investment themes as 21st Century Medicine (health care), Hybrid Network (technology) and Deregulating Financial Services (financial services). In terms of our fixed-income allocation, we continue to follow our sector rotation approach, with a strong emphasis on U.S. Treasuries and mortgage-backed securities. As of December 31, 1996, the Fund's asset allocation mix was 57% equity, 38% fixed income and 5% cash equivalents.

*The Balanced Benchmark is calculated by Frank Russell Company based on the performance of the following indexes: 55% S&P 500, 35% Lehman Brothers Aggregate Bond Index and 10% 90-day Treasury Bills.

                                     2-30

                                BALANCED SERIES



--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

                Balanced         Balanced
                Benchmark*       Series
5/1/92          $10,000          $10,000
12/31/92         10,712           10,972
12/31/93         11,702           11,912
12/31/94         11,725           11,579
12/31/95         14,917           14,274
12/31/96         17,056           15,782
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods Ending 12/31/96

                                                   From
                                                Inception
                                                5/1/92 to
                                       1 Year    12/31/96
----------------------------------------------------------
Balanced Series                        10.56%     10.26%
----------------------------------------------------------
Balanced Benchmark*                    14.33%     12.11%
----------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/92 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
*The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)        VALUE
                                     ------------  --------  ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--24.3%
U.S. Treasury Bonds--2.0%
 U.S. Treasury Bonds 6%, '26           AAA         $ 4,595    $  4,180,012
                                                              ------------
U.S. Treasury Notes--19.5%
 U.S. Treasury Notes 6.375%, '99       AAA           3,775       3,808,031
 U.S. Treasury Notes 6.875%, '00       AAA           3,500       3,578,365
 U.S. Treasury Notes 6.625%, '01       AAA           4,400       4,470,123
 U.S. Treasury Notes 6.50%, '05        AAA           3,300       3,319,206
 U.S. Treasury Notes 6.50%, '06        AAA          22,235      22,360,072
 U.S. Treasury Notes 6.875%, '06       AAA           2,150       2,216,515
                                                              ------------
                                                                39,752,312
                                                              ------------
Agency Mortgage-Backed Securities--2.8%
 GNMA 6.50%, '23-'26                   AAA           5,962       5,718,193
                                                              ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
(Identified cost $50,088,128)                                   49,650,517
                                                              ------------
NON-CONVERTIBLE BONDS--6.9%
Asset-Backed Securities--1.1%
 Airplanes Pass Through Trust 1D
  10.875%, '19                         BB              150         165,460
 Fleetwood Credit Corp. 96-B, A
  6.90%, '12                           AAA             758         765,746
 Green Tree Financial Corp. 96-2, M1
  7.60%, '27                           AA-             675         677,742
 Green Tree Financial Corp. 96-3, B1
  7.70%, '27                           BBB+            625         629,883
                                                              ------------
                                                                 2,238,831
                                                              ------------
Non-Agency Mortgage-Backed Securities--5.4%
 CS First Boston Mortgage 95-AE1, B
  7.182%, '27                          AA-         $   425    $    423,207
 DLJ Mortgage Acceptance 96-CF1, A1B
  144A 7.58%, '28 (c)                  AAA             400         413,500
 GE Capital Mortgage Service 96-8, M
  7.25%, '26                           AA              249         242,177
 Lehman Commercial Conduit 95-C2, B
  7.184%, '05                          AA              425         426,992
 Merrill Lynch Mortgage, Inc. 95-C2,
  B 7.61%, '21                         AA(d)           223         226,147
 Merrill Lynch Mortgage, Inc. 95-C3,
  B 7.149%, '25                        AA              400         399,000
 Merrill Lynch Mortgage, Inc. 96-C1,
  B 7.42%, '28                         AA              650         657,008
 Nationslink Funding Corp. 96-1, B
  7.69%, '05                           AA              450         466,875
 Residential Asset Securitization
  Trust 96-A8, A1 8%, '26              AAA             671         680,490
 Residential Funding Mortgage 96-S1,
  A11 7.10%, '26                       AAA           1,000         972,969
 Residential Funding Mortgage 96-S4,
  M1 7.25%, '26                        AA              993         964,402
 Residential Funding Mortgage 96-S8,
  A-4 6.75%, '11                       AAA             680         665,435
 Resolution Trust Corp. 93-C1, B
  8.75%, '24                           AA(d)           425         434,695
 Resolution Trust Corp. 95-2, M1
  7.15%, '29                           AA(d)           624         624,729

                      See Notes to Financial Statements

                                     2-31

                               BALANCED SERIES

                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)        VALUE
                                     ------------  --------  ---------------
Non-Agency Mortgage-Backed Securities--continued
 Resolution Trust Corp. 95-C1, B
  6.90%, '27                           AA(d)       $   525    $   520,242
 Resolution Trust Corp. 95-C2, B
  6.80%, '27                           AA(d)         1,135      1,122,992
 Structured Asset Securities Corp.
  95-C1, C 7.375%, '24                 A               930        929,855
 Structured Asset Securities Corp.
  96-CFL, C 6.525%, '28                A               480        469,200
 TLFC 96-1A, 5.98%, '02                AAA             289        288,738
                                                              -----------
                                                               10,928,653
                                                              -----------
Paper & Forest Products--0.3%
 Buckeye Cellulose Corp. 8.50%, '05    BB-             700        701,750
                                                              -----------
Truckers & Marine--0.1%
 Teekay Shipping Corp. 8.32%, '08      BB              230        230,575
                                                              -----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $14,089,854)                                 14,099,809
                                                              -----------
FOREIGN NON-CONVERTIBLE BONDS--1.0%
Chile--0.2%
 Petropower Funding 144A 7.36%,
  '14 (c)                              BBB             350        334,005
                                                              -----------
Colombia--0.2%
 Financiera Energ. Nacional EMTN Euro
  9%, '99                              BBB-            440        461,450
                                                              -----------
Indonesia--0.2%
 Asia Pulp & Paper Co. Yankee 11.75%,
  '05                                  BB              400        431,000
                                                              -----------
Philippines--0.2%
 Central Bank of Philippines NMB Euro
  6.563%, '05 (e)                      BB              500        491,875
                                                              -----------
Sweden--0.2%
 Astra Overseas Financial 144A 8.75%,
  '03 (c)                              NR              350        354,375
                                                              -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $2,002,428)                                   2,072,705
                                                              -----------
FOREIGN GOVERNMENT SECURITIES--3.7%
Argentina--0.6%
 Republic of Argentina Bearer FRB
  6.625%, '05 (e)                      BB-           1,078        939,881
 Republic of Argentina Par L-GP
  5.25%, '23 (e)                       BB-             500        318,750
                                                              -----------
                                                                1,258,631
                                                              -----------
Brazil--0.4%
 Republic of Brazil C Bond, PIK
  interest capitalization, 8%, '14
  (e)                                  B+              732        544,197
 Republic of Brazil DCB-L Euro
  6.563%, '12 (e)                      B+              500        379,063
                                                              -----------
                                                                  923,260
                                                              -----------
Colombia--0.8%
 Republic of Colombia 7.25%, '03       BBB-            500        483,880
 Republic of Colombia Euro 9%, '97     BBB-            700        705,544
 Republic of Colombia Yankee 7.25%,
  '04                                  BBB-            475        463,125
                                                              -----------
                                                                1,652,549
                                                              -----------
Croatia--0.3%
 Croatia Series B 6.688%, '06 (e)      NR              600        584,625
                                                              -----------
Mexico--0.7%
 United Mexican States 144A 7.563%,
  '01 (c)(e)                           Baa(d)      $   400    $   400,940
 United Mexican States Discount A
  6.453%, '19 (e)(f)                   BB              325        280,313
 United Mexican States Euro D 6.352%,
  '19 (e)(f)                           BB              250        215,625
 United Mexican States Series A Euro
  6.25%, '19 (f)                       BB              300        220,125
 United Mexican States Series B Euro
  6.25%, '19 (f)                       BB              350        256,813
                                                              -----------
                                                                1,373,816
                                                              -----------
Panama--0.6%
 Republic of Panama PDI 144A,
  PIK interest capitalization,
  6.75%, '16 (c)(e)                    NR            1,470      1,164,949
                                                              -----------
Poland--0.3%
 Poland Discount Euro 6.50%, '24 (e)   BBB-            600        583,500
                                                              -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $6,892,374)                                   7,541,330
                                                              -----------
MUNICIPAL BONDS--2.2%
California--1.0%
 Kern County Pension Obligation
   Taxable 7.26%, '14                   AAA             420       413,977
 Long Beach Pension Obligation
  Taxable 6.87%, '06                   AAA             230        230,522
 Orange County Pension Series A
  Taxable 7.62%, '08                   AAA             650        676,345
 San Bernardino County Obligation
  Revenue Taxable 6.87%, '08           AAA             110        109,197
 San Bernardino County Obligation
  Revenue Taxable 6.94%, '09           AAA             300        298,977
 Ventura County Pension Taxable
  6.54%, '05                           AAA             260        256,071
                                                              -----------
                                                                1,985,089
                                                              -----------
Florida--0.8%
 Dade County Ed. Facs. Authority
  5.75%, '20                           AAA             145        146,781
 Miami Beach Special Obligation
  Taxable 8.60%, '21                   AAA             875        957,661
 University Miami Exchange Revenue A
  Taxable 7.65%, '20                   AAA             535        539,992
                                                              -----------
                                                                1,644,434
                                                              -----------
Virginia--0.4%
 Newport News Taxable Series B 7.05%,
  '25                                  AA-           1,000        942,860
                                                              -----------
TOTAL MUNICIPAL BONDS
 (Identified cost $4,609,830)                                   4,572,383
                                                              -----------
                                                   SHARES
                                                  --------
COMMON STOCKS--55.9%
Aerospace & Defense--1.8%
 Boeing Co.                                         15,100      1,606,262
 United Technologies Corp.                          31,200      2,059,200
                                                              -----------
                                                                3,665,462
                                                              -----------
Autos & Trucks--0.2%
 Chrysler Corp.                                     11,800        389,400
                                                              -----------

                      See Notes to Financial Statements

                                     2-32

                               BALANCED SERIES

                                              SHARES       VALUE
                                             --------  ---------------
Banks--2.2%
 BankAmerica Corp.                            12,400  $     1,236,900
 Chase Manhattan Corp.                        11,400        1,017,450
 Citicorp                                     10,000        1,030,000
 Mellon Bank Corp.                            11,300          802,300
 Nationsbank Corp.                             4,300          420,325
                                                        -------------
                                                            4,506,975
                                                        -------------
Beverages--1.7%
 Coca-Cola Co.                                20,900        1,099,862
 PepsiCo, Inc.                                76,300        2,231,775
 Seagram Ltd.                                  5,100          197,625
                                                        -------------
                                                            3,529,262
                                                        -------------
Chemical--1.7%
 Du Pont (E.I.) de Nemours & Co.              15,200        1,434,500
 Monsanto Co.                                 43,000        1,671,625
 Philip Environmental, Inc. (b)               30,000          435,000
                                                        -------------
                                                            3,541,125
                                                        -------------
Computer Software & Services--2.7%
 Computer Associates International, Inc.      29,400        1,462,650
 First Data Corp.                             36,000        1,314,000
 Microsoft Corp. (b)                          13,500        1,115,438
 Oracle Corp. (b)                             40,000        1,670,000
                                                        -------------
                                                            5,562,088
                                                        -------------
Conglomerates--2.0%
 AlliedSignal, Inc.                           14,900          998,300
 Thermo Electron Corp. (b)                    11,000          453,750
 Tyco International Ltd.                      50,100        2,649,038
                                                        -------------
                                                            4,101,088
                                                        -------------
Cosmetics & Soaps--2.1%
 Colgate Palmolive Co.                         6,800          627,300
 Gillette Co.                                 18,500        1,438,375
 Procter & Gamble Co.                         19,900        2,139,250
                                                        -------------
                                                            4,204,925
                                                        -------------
Diversified Financial Services--3.3%
 Conseco, Inc.                                24,900        1,587,375
 First USA, Inc.                              48,900        1,693,163
 MBNA Corp.                                   16,000          664,000
 T. Rowe Price Associates                     28,350        1,233,225
 Travelers Group, Inc.                        33,433        1,517,022
                                                        -------------
                                                            6,694,785
                                                        -------------
Diversified Miscellaneous--0.5%
 Minnesota Mining & Manufacturing Co.         11,200          928,200
                                                        -------------
Electrical Equipment--1.6%
 Emerson Electric Co.                          2,400          232,200
 General Electric Co.                         21,100        2,086,262
 Westinghouse Electric Corp.                  45,000          894,375
                                                        -------------
                                                            3,212,837
                                                        -------------
Electronics--3.0%
 Intel Corp.                                  23,800        3,116,313
 Micron Technology, Inc.                      14,600          425,225
 Perkin Elmer Corp.                           17,200        1,012,650
 Texas Instruments, Inc.                       9,200          586,500
 3Com Corp. (b)                               13,300          975,888
                                                        -------------
                                                            6,116,576
                                                        -------------
Entertainment, Leisure & Gaming--0.5%
 Walt Disney Co.                              13,500          939,937
                                                        -------------
Food--1.1%
 Campbell Soup Co.                            12,000  $       963,000
 Hudson Foods, Inc. Class A                   65,700        1,248,300
                                                        -------------
                                                            2,211,300
                                                        -------------
Healthcare--Diversified--1.6%
 American Home Products Corp.                 21,500        1,260,438
 Bristol-Myers Squibb Co.                     15,300        1,663,875
 Warner-Lambert Co.                            5,400          405,000
                                                        -------------
                                                            3,329,313
                                                        -------------
Healthcare--Drugs--2.2%
 Amgen, Inc. (b)                              13,500          734,062
 Lilly (Eli) & Co.                             5,400          394,200
 Merck & Co., Inc.                            25,600        2,028,800
 Pfizer, Inc.                                 17,000        1,408,875
                                                        -------------
                                                            4,565,937
                                                        -------------
Hospital Management & Services--1.1%
 Columbia/HCA Healthcare Corp.                55,000        2,241,250
                                                        -------------
Household Furnishings & Appliances--0.9%
 Sunbeam Corp., Inc.                          75,300        1,938,975
                                                        -------------
Insurance--2.5%
 Allstate Corp.                               36,400        2,106,650
 American International Group, Inc.           12,000        1,299,000
 Chubb Corp.                                   7,600          408,500
 ITT Hartford Group, Inc. (b)                  4,000          270,000
 TIG Holdings, Inc.                           31,600        1,070,450
                                                        -------------
                                                            5,154,600
                                                        -------------
Lodging & Restaurants--0.9%
 Hilton Hotels Corp.                          74,000        1,933,250
                                                        -------------
Machinery--0.5%
 Deere & Co.                                  23,900          970,937
                                                        -------------
Medical Products & Supplies--1.2%
 Abbott Laboratories                           7,500          380,625
 Boston Scientific Corp. (b)                  18,000        1,080,000
 Johnson & Johnson                            20,000          995,000
                                                        -------------
                                                            2,455,625
                                                        -------------
Natural Gas--2.1%
 Apache Corp.                                 23,100          817,162
 Columbia Gas System, Inc.                     9,600          610,800
 Consolidated Natural Gas Co.                 14,600          806,650
 Enron Corp.                                  47,800        2,061,375
                                                        -------------
                                                            4,295,987
                                                        -------------
Office & Business Equipment--2.5%
 International Business Machines Corp.        16,500        2,491,500
 Sun Microsystems, Inc. (b)                   67,200        1,726,200
 Xerox Corp.                                  16,200          852,525
                                                        -------------
                                                            5,070,225
                                                        -------------
Oil--2.5%
 Chevron Corp.                                25,300        1,644,500
 Exxon Corp.                                  13,000        1,274,000
 Mobil Corp.                                   1,800          220,050
 Noble Affiliates, Inc.                       39,800        1,905,425
                                                        -------------
                                                            5,043,975
                                                       --------------

                      See Notes to Financial Statements

                                     2-33

                               BALANCED SERIES

                                              SHARES       VALUE
                                             --------  ---------------
Oil Service & Equipment--4.1%
 Noble Drilling Corp. (b)                     95,700    $  1,902,037
 Schlumberger Ltd.                            10,100       1,008,738
 Seacor Holdings, Inc. (b)                    32,900       2,072,700
 Transocean Offshore, Inc.                    20,000       1,252,500
 Western Atlas, Inc. (b)                      30,500       2,161,688
                                                        ------------
                                                           8,397,663
                                                        ------------
Pollution Control--0.7%
 Republic Industries, Inc. (b)                13,500         421,031
 U.S.A. Waste Services, Inc. (b)              32,300       1,029,562
                                                        ------------
                                                           1,450,593
                                                        ------------
Professional Services--2.0%
 Cognizant Corp.                              36,000       1,188,000
 Corrections Corporation of America (b)       20,000         612,500
 HFS, Inc. (b)                                22,400       1,338,400
 Marsh & McLennan Cos., Inc.                   9,000         936,000
                                                        ------------
                                                           4,074,900
                                                        ------------
Publishing, Broadcasting, Printing & Cable--0.2%
 New York Times Co.                           13,000         494,000
                                                        ------------
Real Estate Investment Trusts--0.2%
 Redwood Trust, Inc.                          11,200         417,200
                                                        ------------
Retail--2.1%
 Office Depot, Inc. (b)                       20,000         355,000
 Sears Roebuck & Co.                          30,000       1,383,750
 Staples, Inc. (b)                            54,000         975,375
 TJX Companies, Inc.                          31,600       1,497,050
                                                        ------------
                                                           4,211,175
                                                        ------------
Retail--Food--1.0%
 Safeway, Inc. (b)                            50,000       2,137,500
                                                        ------------
Telecommunications Equipment--2.0%
 Cisco Systems, Inc. (b)                      60,000       3,817,500
 Lucent Technologies, Inc.                     4,200         194,250
                                                        ------------
                                                           4,011,750
                                                        ------------
Textile & Apparel--0.8%
 Nike, Inc. Class B                           26,000       1,553,500
                                                        ------------
Utility--Telephone--0.4%
 Ameritech Corp.                               7,300         442,562
 Bell Atlantic Corp.                           6,700         433,825
                                                        ------------
                                                             876,387
                                                        ------------
TOTAL COMMON STOCKS
 (Identified cost $103,215,557)                         $114,228,702
                                                        ------------
FOREIGN COMMON STOCKS--1.0%
Oil--1.0%
 British Petroleum PLC ADR (United Kingdom)    6,100         862,387
 Royal Dutch Petroleum Co. ADR NY Registered
  Shares (Netherlands)                         6,200       1,058,650
                                                        ------------
                                                           1,921,037
                                                        ------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $1,803,661)                              1,921,037
                                                        ------------
TOTAL LONG-TERM INVESTMENTS--95.0%
 (Identified cost $182,701,832)                          194,086,483
                                                        ------------


                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                       (Unaudited)   (000)        VALUE
                                       ------------  ------- ---------------
SHORT-TERM OBLIGATIONS--4.4%
Commercial Paper--3.3%
 Cargill, Inc. 6.95%, 1-2-97               A-1+      $  165   $    164,968
 Abbott Laboratories 5.42%, 1-7-97         A-1+       1,530      1,528,618
 Bellsouth Capital Funding Corp.
  5.40%, 1-14-97                           A-1+       2,500      2,495,125
 Southwestern Bell Telephone Co.
  5.34%, 2-18-97                           A-1+       2,525      2,505,752
                                                              ------------
                                                                 6,694,463
                                                              ------------
Federal Agency Securities--1.1%
 Federal Home Loan Mortgage Corp. 5.29%,  1-14-97     2,195      2,190,807
                                                              ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $8,886,540)                                    8,885,270
                                                              ------------
TOTAL INVESTMENTS--99.4%
 (Identified cost $191,588,372)                                202,971,753(a)
 Cash and receivables, less liabilities--0.6%                    1,313,479
                                                              ------------
NET ASSETS--100.0%                                            $204,285,232
                                                              ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $13,992,659 and gross depreciation of $2,784,718 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $191,763,812.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to a value of $2,667,769 or 1.3% of net assets.
(d) As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.
(f) Rights incorporated as a unit.

                      See Notes to Financial Statements

                                     2-34

                               BALANCED SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $191,588,372)                           $202,971,753
 Cash                                                                                          97,977
 Interest and dividends receivable                                                          1,404,630
 Receivable for investment securities sold                                                      1,107
                                                                                         ------------
  Total assets                                                                            204,475,467
                                                                                         ------------
Liabilities
 Payable for fund shares repurchased                                                           12,117
 Payable for investment securities purchased                                                   10,890
 Investment advisory fee                                                                       95,346
 Financial agent fee                                                                           10,401
 Trustees' fee                                                                                  7,941
 Accrued expenses                                                                              53,540
                                                                                         ------------
  Total liabilities                                                                           190,235
                                                                                         ------------
Net Assets                                                                               $204,285,232
                                                                                         ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                        $186,762,034
 Undistributed net investment income                                                          351,214
 Accumulated net realized gain                                                              5,788,603
 Net unrealized appreciation                                                               11,383,381
                                                                                         ------------
Net Assets                                                                               $204,285,232
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           16,941,850
                                                                                         ============
Net asset value and offering price per share                                                   $12.06
                                                                                               ======

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
 Interest                                                                                 $ 5,995,642
 Dividends                                                                                  1,161,737
                                                                                         ------------
  Total investment income                                                                   7,157,379
                                                                                         ------------
Expenses
 Investment advisory fee                                                                    1,089,976
 Financial agent fee                                                                          118,907
 Custodian                                                                                     34,584
 Printing                                                                                      55,128
 Professional                                                                                  25,334
 Trustees                                                                                      17,873
 Miscellaneous                                                                                  8,802
                                                                                         ------------
  Total expenses                                                                            1,350,604
                                                                                         ------------
Net investment income                                                                       5,806,775
                                                                                         ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                                           16,867,817
 Net change in unrealized appreciation (depreciation) on investments                       (2,671,304)
                                                                                         ------------
Net gain on investments                                                                    14,196,513
                                                                                         ------------
Net increase in net assets resulting from operations                                      $20,003,288
                                                                                         ============

                      See Notes to Financial Statements

                                     2-35

                               BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year            Year
                                                                                Ended           Ended
                                                                              12/31/96        12/31/95
                                                                          ---------------   ---------------
From Operations
 Net investment income                                                      $  5,806,775    $  5,964,289
 Net realized gain                                                            16,867,817      17,178,873
 Net change in unrealized appreciation (depreciation)                         (2,671,304)     13,277,376
                                                                            ------------    ------------
 Net increase in net assets resulting from operations                         20,003,288      36,420,538
                                                                            ------------    ------------
From Distributions to Shareholders
 Net investment income                                                        (5,536,811)     (6,004,047)
 Net realized gains                                                          (18,064,626)     (3,833,294)
                                                                            ------------    ------------
 Decrease in net assets from distributions to shareholders                   (23,601,437)     (9,837,341)
                                                                            ------------    ------------
From Share Transactions
 Proceeds from sales of shares (2,805,856 and 2,915,001 shares,
  respectively)                                                               34,642,833      33,778,188
 Net asset value of shares issued from reinvestment of distributions
  (1,949,091 and 828,862 shares, respectively)                                23,601,437       9,837,341
 Cost of shares repurchased (3,529,372 and 3,333,135 shares,
  respectively)                                                              (43,662,808)    (38,002,038)
                                                                            ------------    ------------
 Increase in net assets from share transactions                               14,581,462       5,613,491
                                                                            ------------    ------------
 Net increase in net assets                                                   10,983,313      32,196,688
Net Assets
 Beginning of period                                                         193,301,919     161,105,231
                                                                            ------------    ------------
 End of period (including undistributed net investment income of $351,214
   and $74,806, respectively)                                               $204,285,232    $193,301,919
                                                                            ============    ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                                               From Inception
                                                                                                   5/1/92
                                                     Year Ended December 31,                         to
                                         1996          1995           1994           1993         12/31/92
                                     -----------  -------------- -------------- -------------- --------------
Net asset value, beginning of
  period                                 $12.30        $10.53         $11.31         $10.77         $10.00
Income from investment operations
 Net investment income                     0.36          0.40(3)        0.38(2)(3)     0.32(2)(3)     0.19(3)
 Net realized and unrealized gain
  (loss)                                   0.89          2.02          (0.70)          0.60           0.77
                                       --------      --------       --------       --------        -------
  Total from investment operations         1.25          2.42          (0.32)          0.92           0.96
                                       --------      --------       --------       --------        -------
Less distributions
 Dividends from net investment
  income                                  (0.35)        (0.40)         (0.36)         (0.32)         (0.19)
 Dividends from net realized gains        (1.14)        (0.25)         (0.10)         (0.06)            --
                                       --------      --------       --------       --------        -------
  Total distributions                     (1.49)        (0.65)         (0.46)         (0.38)         (0.19)
                                       --------      --------       --------       --------        -------
Change in net asset value                 (0.24)         1.77          (0.78)          0.54           0.77
                                       --------      --------       --------       --------        -------
Net asset value, end of period           $12.06        $12.30         $10.53         $11.31         $10.77
                                       ========      ========       ========       ========        =======
Total return                              10.56%        23.28%         -2.80%          8.57%          9.72%(5)
Ratios/supplemental data:
Net assets, end of period
  (thousands)                          $204,285      $193,302       $161,105       $158,144        $54,467
Ratio to average net assets of:
 Operating expenses                        0.68%         0.65%(4)       0.69%          0.70%          0.50%(1)
 Net investment income                     2.93%         3.44%          3.44%          3.16%          3.59%(1)
Portfolio turnover rate                     229%          223%           171%           161%           110%(1)
Average commission rate paid(6)         $0.0641           N/A            N/A            N/A            N/A

(1) Annualized
(2) Includes reimbursement of operating expenses by investment adviser of $0.001 and $0.001 per share, respectively.
(3) Computed using average shares outstanding.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Not annualized
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements


                                     2-36

                              REAL ESTATE SERIES

  The real estate markets continued to stabilize over the last twelve months. Leasing activity, rents, and market values all moved ahead as the economy continued to improve and construction activity on a national basis supplied less space than required by increased demand. Transaction prices in the private real estate markets shot up, with capitalization rates falling by at least one-half of a percentage point. In some regions, market prices on existing properties are beginning to approach replacement cost, leading to investor concerns of overbuilding in some sectors.

  Performance by property type has varied considerably over this reporting period. The apartment sector, which enjoyed the recovery in advance of most other property types, has experienced more modest rental rate growth as market vacancy rates have reached equilibrium. In the office sector, we continued to see declines in vacancy rates--at least a 2% drop in 1996--and strong gains in rental rates. Concerns about oversupply in the retail sector have reduced investor demand for that product. However, construction in this sector has finally slowed and there has been increased interest in certain categories, namely regional malls and anchored community centers. Full-service hotels have seen limited new construction, continued strong demand, and very high occupancy levels. By comparison, economy hotels are experiencing significant overbuilding and accompanying deterioration in occupancy levels and room rates.

  REITs posted very strong results over the past year. The best performing property sectors during this period were office and hotel REITs. However, all sectors other than the outlet center REITs generated very attractive returns. Stock prices were propelled upward by strong growth in funds from operations resulting from positive trends in occupancy levels and rental rates and by expanding market capitalizations generated from both significant capital inflow and aggressive acquisition programs.

  The real estate securities market has continued to expand at a dramatic pace, notwithstanding the modest volume of IPOs during the year. Growth has been driven both by strong performance of the held assets and by an active secondary market. During the year, there were 83 equity offerings raising a total of $8.4 billion. In addition, unsecured debt offerings raised another $4.2 billion.

  Phoenix Edge Real Estate Series posted a strong 33.09% return for the twelve months ended December 31, 1996. During the same period, the NAREIT Equity Index posted a total return of 35.25%. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  The Fund's investment strategy is to focus on market sectors which have strong underlying fundamentals and prospects for growth in excess of market averages over the intermediate and long-term. We also look for sectors that are significantly undervalued on a risk-adjusted basis. Three of the targeted sectors are apartment, hotel, and office/industrial REITs.

  The Fund has been consistently overweighted in the apartment sector, which we believe will offer stable earnings growth and reduced risk. The apartment REITs as a group have had strong earnings growth over the last two years, yet their stock prices have failed to keep pace with the broader REIT averages due to investor fears of overbuilding.

  We have also been significantly overweighted in the hotel sector, which has posted very strong returns over the reporting period. Our outlook for hotels remains positive, given the limited amount of new construction in the full service sector which comprises the bulk of the product held by the REITs represented in the Fund.

  Finally, the Fund has had an increasing allocation to the office/industrial sector, which participated in the overall real estate recovery later than other property types and has strong upside potential. Office/industrial REITs were among the top performers in 1996.

  The Fund has maintained a neutral posture with respect to regional mall REITs, which significantly outperformed last year. At the same time, we remained underweighted in strip retail REITs because of concerns with respect to underlying market fundamentals. Strip retail REITs generated market-based returns during the last twelve months.

  Looking ahead, we anticipate continued strong performance in the REIT market for a number of reasons. First, the underlying markets are continuing to strengthen and, with construction levels lower than projected demand in nearly all property types, the outlook remains very positive. Second, there is increasing interest by both individual and institutional investors in REIT stocks. We attribute this to increased liquidity, attractive current yields and the enhanced diversification benefits provided by these secu-

                                     2-37

                              REAL ESTATE SERIES

rities. Lastly, the increases in REIT prices experienced during 1996 have been more or less in line with the increases in funds from operation, and accordingly, multiples have not been driven up in line with the broader markets.

  Over the long-term, we expect to see continued growth in total market capitalization, although limited if any growth in the numbers of companies as focus on efficiencies of scale leads to more mergers and larger companies. Nineteen companies today have market capitalizations in excess of $1 billion. We expect that number will grow to as many as forty companies by the year 2000. The Fund will attempt to take advantage of this trend by focusing on market dominant companies that have the potential to significantly increase in size because they are positioned to acquire smaller private and public companies. We will also continue to look for smaller undervalued companies that are attractive takeover candidates for some of the larger REITs.


--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

                 Real Estate
                 Series           NAREIT*
5/1/95           $10,000          $10,000
12/31/95          11,779           11,548
12/31/96          15,677           15,618
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods Ending 12/31/96

                                                   From
                                                Inception
                                                5/1/95 to
                                       1 Year    12/31/96
----------------------------------------------------------
Real Estate Series                     33.09%     30.87%
----------------------------------------------------------
NAREIT Equity Index*                   35.25%     30.58%
----------------------------------------------------------

 This chart assumes an initial gross investment of $10,000 made on 5/1/95 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.
*The National Association of Real Estate Investment Trusts (NAREIT) Equity
 Index is a commonly used, unmanaged indicator of REIT performance.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                             SHARES           VALUE
                                         --------------- ----------------
COMMON STOCKS--95.0%
REAL ESTATE INVESTMENT TRUSTS--91.1%
COMMERCIAL--23.6%
Office/Industrial--17.0%
 Arden Realty Group, Inc.                     3,800         $  105,450
 Beacon Properties Corp.                      8,900            325,962
 Cali Realty Corp.                            4,900            151,287
 CarrAmerica Realty Corp.                     7,800            228,150
 Duke Realty Investments, Inc.               18,400            708,400
 Highwoods Properties, Inc.                  28,600            965,250
 Spieker Properties, Inc.                    22,900            824,400
 Weeks Corp.                                 16,300            541,975
                                                           -----------
                                                             3,850,874
                                                           -----------
Storage--6.6%
 Public Storage, Inc.                        22,300            691,300
 Shurgard Storage Centers, Inc.               9,300            275,512
 Storage USA, Inc.                           14,300            538,038
                                                           -----------
                                                             1,504,850
                                                           -----------
Total Commercial                                             5,355,724
                                                           -----------
HEALTH CARE--5.6%
 Health Care Properties Inv., Inc.           15,500            542,500
 Nationwide Health Properties, Inc.          30,400            737,200
                                                           -----------
                                                             1,279,700
                                                           -----------
RESIDENTIAL--29.8%
Apartments--26.0%
 Avalon Properties, Inc.                     15,100            434,125
 Bay Apartments Communities, Inc.            18,300            658,800
 Camden Property Trust                       11,700            334,913
 Columbus Realty Trust                        7,600            172,900
 Equity Residential Properties Trust         16,100            664,125
 Evans Withycombe Residential, Inc.          25,400            533,400
 Irvine Apartment Communities, Inc.          21,600            540,000
 Merry Land & Investment Co.                 34,500            741,750
 Oasis Residential, Inc.                     19,000            432,250
 Post Properties, Inc.                       17,800            716,450
 United Dominion Realty Trust                43,100            668,050
                                                           -----------
                                                             5,896,763
                                                           -----------
Manufactured Homes--3.8%
 Manufactured Home Communities               15,800            367,350
 Sun Communities, Inc.                       14,400            496,800
                                                           -----------
                                                               864,150
                                                           -----------
Total Residential                                            6,760,913
                                                           -----------
RETAIL--32.1%
Community/Neighborhood--9.1%
 Developers Diversified Realty Corp.         14,600            542,025
 Federal Realty Investment Trust             14,300            387,887
 Kimco Realty Corp.                          12,500            435,938
 Regency Realty Corp.                         5,900            154,875
 Vornado Realty Trust                        10,400            546,000
                                                           -----------
                                                             2,066,725
                                                           -----------
Factory Outlet--2.0%
 Chelsea G.C.A. Realty, Inc.                 13,200            457,050
                                                           -----------
Hotels--13.4%
 Capstar Hotel Company (b)                   25,800            506,325
 FelCor Suite Hotels, Inc.                   23,500            831,312
 Patriot American Hospitality, Inc.          22,300            961,688
 Starwood Lodging Trust                      13,400            738,675
                                                           -----------
                                                             3,038,000
                                                           -----------

                      See Notes to Financial Statements

                                     2-38

REAL ESTATE SERIES

                                   SHARES       VALUE
                                   -------- -------------
Regional Mall--7.6%
 Rouse Co.                          8,000    $   254,000
 Simon DeBartolo Group, Inc.       23,096        715,976
 Taubman Centers, Inc.             51,400        661,775
 The Macerich Co.                   3,900        101,888
                                              ----------
                                               1,733,639
                                              ----------
Total Retail                                   7,295,414
                                              ----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (Identified cost $16,370,698)                20,691,751
                                              ----------
REAL ESTATE OPERATING COMPANIES--3.9%
Hotels--3.9%
 Host Marriott Corp. (b)           44,800        716,800
 Interstate Hotels Company (b)      4,000        113,000
 Red Roof Inns, Inc. (b)            3,400         52,700
                                              ----------
                                                 882,500
                                              ----------
TOTAL REAL ESTATE OPERATING COMPANIES
 (Identified cost $788,346)                      882,500
                                              ----------
TOTAL COMMON STOCKS
 (Identified cost $17,159,044)                21,574,251
                                              ----------


                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                      (Unaudited)    (000)         VALUE
                                      ------------  --------- ----------------
SHORT-TERM OBLIGATIONS--5.9%
Commercial Paper--3.3%
 Ameritech Capital Funding 6.25%,
  1-2-97                                  A-1+        $470      $   469,918
 Campbell Soup Co. 6.75%, 1-2-97          A-1+         280          279,948
                                                               ------------
                                                                    749,866
                                                               ------------
Federal Agency Securities--2.6%
 Federal Home Loan Mortgage Corp. 5.42%,  1-22-97      585          583,150
                                                               ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $1,333,016)                                     1,333,016
                                                               ------------
TOTAL INVESTMENTS--100.9%
 (Identified cost $18,492,060)                                   22,907,267(a)
 Cash and receivables, less liabilities--(0.9)%                    (197,507)
                                                               ------------
NET ASSETS--100.0%                                              $22,709,760
                                                               ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,419,211 and gross depreciation of $4,004 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $18,492,060.
(b) Non-income producing.

                      See Notes to Financial Statements

                                     2-39

                              REAL ESTATE SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $18,492,060)                            $22,907,267
 Cash                                                                                          1,172
 Receivable for investment securities sold                                                   148,032
 Interest and dividends receivable                                                           108,273
 Receivable for fund shares sold                                                              65,426
                                                                                          ----------
  Total assets                                                                            23,230,170
                                                                                          ----------
Liabilities
 Payable for investment securities purchased                                                 463,909
 Investment advisory fee                                                                      21,208
 Trustees' fee                                                                                 7,559
 Financial agent fee                                                                           1,013
 Accrued expenses                                                                             26,721
                                                                                          ----------
  Total liabilities                                                                          520,410
                                                                                          ----------
Net Assets                                                                               $22,709,760
                                                                                          ==========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                        $18,162,625
 Undistributed net investment income                                                           8,742
 Accumulated net realized gain                                                               123,186
 Net unrealized appreciation                                                               4,415,207
                                                                                          ----------
Net Assets                                                                               $22,709,760
                                                                                          ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           1,585,644
                                                                                          ==========
Net asset value and offering price per share                                                  $14.32
                                                                                              ======

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
 Dividends                                                                                  $645,491
 Interest                                                                                     16,241
                                                                                          ----------
  Total investment income                                                                    661,732
                                                                                          ----------
Expenses
 Investment advisory fee                                                                      92,546
 Financial agent fee                                                                           7,404
 Printing                                                                                     21,801
 Trustees                                                                                     18,641
 Professional                                                                                 18,309
 Custodian                                                                                    10,810
 Miscellaneous                                                                                 6,369
 Expenses borne by investment adviser                                                        (52,485)
                                                                                          ----------
  Total expenses                                                                             123,395
                                                                                          ----------
Net investment income                                                                        538,337
                                                                                          ----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                                             357,371
 Net change in unrealized appreciation (depreciation) on investments                       3,569,257
                                                                                          ----------
Net gain on investments                                                                    3,926,628
                                                                                          ----------
Net increase in net assets resulting from operations                                      $4,464,965
                                                                                          ==========

                      See Notes to Financial Statements

                                     2-40

                              REAL ESTATE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year       From Inception
                                                                               Ended         5/1/95 to
                                                                              12/31/96        12/31/95
                                                                          --------------   ----------------
From Operations
 Net investment income                                                      $   538,337      $  215,523
 Net realized gain                                                              357,371          44,211
 Net change in unrealized appreciation (depreciation)                         3,569,257         845,950
                                                                            -----------      ----------
 Net increase in net assets resulting from operations                         4,464,965       1,105,684
                                                                            -----------      ----------
From Distributions to Shareholders
 Net investment income                                                         (529,595)       (215,523)
 Net realized gains                                                            (234,185)        (44,211)
 Tax return of capital                                                               --         (19,252)
 Distribution in excess of net realized gains                                        --             (80)
                                                                            -----------      ----------
  Decrease in net assets from distributions to shareholders                    (763,780)       (279,066)
                                                                            -----------      ----------
From Share Transactions
 Proceeds from sales of shares (1,121,196 and 784,136 shares,
  respectively)                                                              14,117,141       8,019,985
 Net asset value of shares issued from reinvestment of distributions
   (59,531 and 25,636 shares, respectively)                                     763,780         279,066
 Cost of shares repurchased (342,758 and 62,097 shares, respectively)        (4,344,888)       (653,127)
                                                                            -----------      ----------
 Increase in net assets from share transactions                              10,536,033       7,645,924
                                                                            -----------      ----------
 Net increase in net assets                                                  14,237,218       8,472,542
Net Assets
 Beginning of period                                                          8,472,542               0
                                                                            -----------      ----------
 End of period (including undistributed net investment income of $8,742
  and $0, respectively)                                                     $22,709,760      $8,472,542
                                                                            ===========      ==========

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                                Year      From Inception
                                                                               Ended        5/1/95 to
                                                                              12/31/96       12/31/95
                                                                          -------------- --------------
Net asset value, beginning of period                                           $11.33         $10.00
Income from investment operations
 Net investment income                                                           0.50(3)        0.33(3)
 Net realized and unrealized gain                                                3.14           1.42
                                                                              -------         ------
  Total from investment operations                                               3.64           1.75
                                                                              -------         ------
Less distributions
 Dividends from net investment income                                           (0.50)         (0.33)
 Dividends from net realized gains                                              (0.15)         (0.06)
 Tax return of capital                                                             --          (0.03)
                                                                              -------         ------
  Total distributions                                                           (0.65)         (0.42)
                                                                              -------         ------
Change in net asset value                                                        2.99           1.33
                                                                              -------         ------
Net asset value, end of period                                                 $14.32         $11.33
                                                                              =======         ======

Total return                                                                    33.09%         17.79%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)                                         $22,710         $8,473
Ratio to average net assets of:
 Operating expenses                                                              1.00%          1.00%(1)
 Net investment income                                                           4.36%          4.80%(1)
Portfolio turnover rate                                                            21%            10%(2)
Average commission rate paid(4)                                               $0.0468            N/A

(1) Annualized
(2) Not annualized
(3) Includes reimbursement of operating expenses by investment adviser of $0.05 and $0.07 per share, respectively.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

                                     2-41

                            STRATEGIC THEME SERIES

  Aided by record mutual fund inflows and corporate share buybacks, the U.S. equity market continued to climb dramatically higher in 1996, breaking one record after another in its wake. The widely followed Dow Jones Industrial Average finished the year at a remarkable 6448 --some 1331 points above where it stood twelve months ago. Given last year's investment climate of slower earnings growth and higher interest rates, combined with the stellar equity returns posted during 1995, many on Wall Street were surprised by the stock market's continued strength.

  Market volatility increased and sector rotation intensified during 1996, as investor opinion shifted dramatically over the direction of the economy and interest rates. We believe that this type of market environment should be expected in the later stages of a long bull market as it illustrates some of the uncertainty felt by investors. In the end, large-cap stocks significantly outdistanced their small-cap counterparts, while technology and finance companies provided some of last year's biggest gains.

  Since the Fund's inception on January 29, 1996 through December 31,1996, the Phoenix Edge Strategic Theme Series has posted a total return of 10.33%. During this same period, the Standard & Poor's 500 Stock Index, a commonly used measure of U.S. stock market performance, returned 21.44%. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  After posting strong gains in the first half of 1996, Fund performance over the last six months has lagged the market primarily because of weakness in some of our technology, capital goods and health care holdings. Our underweighting in large-cap stocks also held back results as these non-theme related blue-chip companies led the market during the second half of the year. Positive contributors to performance during this period included our strong stock selection in energy as well as our tactical strategy of raising the Portfolio's cash holdings during the market selloff in July.

  Despite the extended rally in the U.S. equity market, thematically, we continue to identify a number of areas that should provide above-average long-term growth as we head into 1997. Our Software Solutions theme focuses on companies that increase organizational efficiency by providing products and services to manage the proliferation of new technology and solve increasingly complex user problems. Deregulating Financial Services is another high conviction theme that we developed in response to the demographic shift to savings and investments and the continued trend of government deregulation. Lastly, we continue to emphasize our Energy Technology theme which represents energy service companies that provide productivity enhancing solutions to exploration and production companies.

  Moving forward, we believe our key investment themes will serve us well in this challenging market environment, given their ability to capture change and identify strong earnings growth in a timely manner. As of December 31, 1996, the Fund's asset allocation mix was 98% equities and 2% cash equivalents.


--------------------------------------------------------------------------------
[DESCRIPTION OF PIE CHART

Short-term Obligations and Cash 2.1%
Environmental Crisis Recycled 2.0%
Move to Outsourcing 2.2%
Clean Energy Demand 5.0%
Return to Real Assets 7.7%
Next Generation Semiconductors 7.8%
Special Situations 9.9%
Hybrid Network 10.5%
Software Solutions 11.6%
Deregulating Financial Services 12.2%
21st Century Medicine 13.1%
Energy Technology 15.9%
--------------------------------------------------------------------------------


                                     2-42

                            STRATEGIC THEME SERIES

Strategic Theme Series Line

--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

                           S&P 500                   Strategic
                           Stock Index*              Theme Series
1/29/96                    $10,000                   $10,000
12/31/96                    12,144                    11,033
--------------------------------------------------------------------------------


Total Returns for Period Ending 12/31/96

                                                 From
                                              Inception
                                              1/29/96 to
                                               12/31/96
--------------------------------------------------------
Strategic Theme Series                          10.33%
--------------------------------------------------------
S&P 500 Stock Index*                            21.44%
--------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 1/29/96 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
*The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                                          SHARES        VALUE
                                                         --------  ----------------
COMMON STOCKS--97.9%
Banks--Money Center--2.2%
 Bankers Trust New York Corp.                              3,000  $        258,750
 Citicorp                                                  3,000           309,000
                                                                    --------------
                                                                           567,750
                                                                    --------------
Commercial--Leasing Companies--1.6%
 Prime Services, Inc. (b)                                 15,000           412,500
                                                                    --------------
Commercial Services--Miscellaneous--1.4%
 Equifax, Inc.                                            12,000           367,500
                                                                    --------------
Computer--Local Networks--4.0%
 3Com Corp. (b)                                            9,000           660,375
 Cisco Systems, Inc. (b)                                   6,000           381,750
                                                                    --------------
                                                                         1,042,125
                                                                    --------------
Computer--Mainframes--1.2%
 International Business Machines Corp.                     2,000           302,000
                                                                    --------------
Computer--Memory Devices--3.2%
 EMC Corp. (b)                                            13,000           430,625
 Seagate Technology, Inc. (b)                             10,000           395,000
                                                                    --------------
                                                                           825,625
                                                                    --------------
Computer--Mini/Micro--2.1%
 Compaq Computer Corp. (b)                                 7,500           556,875
                                                                    --------------
Computer--Services--2.2%
 Microsoft Corp. (b)                                       7,000           578,375
                                                                    --------------
Computer--Software--10.5%
 Baan Company N.V. (b)                                     7,000           243,250
 Compuware Corp. (b)                                       7,000           350,875
 MDSI Mobile Data Solutions, Inc. (b)                     20,000           317,500
 National Instruments Corporation (b)                     12,000           384,000
 Natural Microsystems Corp. (b)                           12,000           378,000
 Netscape Communications Corp. (b)                         5,000           284,375
 Peoplesoft, Inc. (b)                                      9,000           431,438
 Rogue Wave Software, Inc. (b)                            21,500           338,625
                                                                    --------------
                                                                         2,728,063
                                                                    --------------
Electric--Miscellaneous Components--2.3%
 Sawtek, Inc. (b)                                         15,000           594,375
                                                                    --------------
Electric--Semiconductor Manufacturers--4.8%
 ESS Technology, Inc. (b)                                 12,000  $        337,500
 Maxim Integrated Products, Inc. (b)                       6,000           259,500
 Oak Technology, Inc. (b)                                 34,000           382,500
 Vitesse Semiconductor Corp. (b)                           6,000           273,000
                                                                    --------------
                                                                         1,252,500
                                                                    --------------
Electric Products--Miscellaneous--0.9%
 Firearms Training Systems, Inc. (b)                      20,000           235,000
                                                                    --------------
Electrical--Connectors--3.0%
 Intel Corp.                                               6,000           785,625
                                                                    --------------
Finance--Equity Real Estate Investment Trust--6.7%
 Avalon Properties, Inc.                                  10,000           287,500
 Chelsea G.C.A. Realty, Inc.                               8,000           277,000
 Equity Residential Properties Trust                       9,000           371,250
 Essex Property Trust, Inc.                               10,000           293,750
 Security Capital Pacific Trust                           10,000           228,750
 Starwood Lodging Trust                                    5,000           275,625
                                                                    --------------
                                                                         1,733,875
                                                                    --------------
Finance--Investment Bankers--6.6%
 Alex Brown, Inc.                                          4,000           290,000
 Charles Schwab Corp.                                     18,000           576,000
 Edwards (A.G.), Inc.                                      8,000           269,000
 Merrill Lynch & Company, Inc.                             7,000           570,500
                                                                    --------------
                                                                         1,705,500
                                                                    --------------
Financial--Mortgage Real Estate Investment Trust--1.0%
 Redwood Trust, Inc.                                       7,000           260,750
                                                                    --------------
Financial Services--Miscellaneous--1.0%
 Hambrecht & Quist Group, Inc. (b)                        12,000           259,500
                                                                    --------------
Insurance--Life--2.5%
 Conseco, Inc.                                            10,000           637,500
                                                                    --------------
Leisure--Toys/Games & Hobby--1.4%
 Action Performance Cos., Inc. (b)                        20,000           360,000
                                                                    --------------
Medical--Biomed/Genetics--4.1%
 Alpha-Beta Technology, Inc. (b)                          25,000           264,063
 Amgen, Inc. (b)                                           5,000           271,875
 Biogen, Inc. (b)                                         10,000           387,500
 Liposome Company, Inc. (b)                                7,000           133,875
                                                                    --------------
                                                                         1,057,313
                                                                   ---------------

                      See Notes to Financial Statements

                                     2-43

                            STRATEGIC THEME SERIES

                                                          SHARES        VALUE
                                                         --------  ----------------
Medical--Drug/Diversified--1.0%
 Abbott Laboratories                                       5,000     $   253,750
                                                                    ------------
Medical--Ethical Drugs--3.1%
 Dura Pharmaceuticals, Inc. (b)                           10,000         477,500
 Merck & Co., Inc.                                         4,000         317,000
                                                                    ------------
                                                                         794,500
                                                                    ------------
Medical--Instruments--4.8%
 Biopsys Medical, Inc. (b)                                11,000         239,250
 Heartstream, Inc. (b)                                    16,000         200,000
 Medtronic, Inc.                                          12,000         816,000
                                                                    ------------
                                                                       1,255,250
                                                                    ------------
Medical--Products--1.8%
 Boston Scientific Corp. (b)                               8,000         480,000
                                                                    ------------
Oil & Gas--Canadian Exploration & Production--1.5%
 Flores & Rucks, Inc. (b)                                  7,500         399,375
                                                                    ------------
Oil & Gas--Drilling--1.1%
 Nabors Industries, Inc. (b)                              15,000         288,750
                                                                    ------------
Oil & Gas--Field Services--2.9%
 Schlumberger Ltd.                                         7,500         749,062
                                                                    ------------
Oil & Gas--Machinery/Equipment--5.7%
 Camco International, Inc.                                 4,500         207,562
 Energy Ventures, Inc. (b)                                 5,500         279,812
 Smith International, Inc. (b)                            12,000         538,500
 Varco International, Inc. (b)                            20,000         462,500
                                                                    ------------
                                                                       1,488,374
                                                                    ------------
Oil & Gas--Product/Pipeline--1.4%
 Sonat, Inc.                                               7,000     $   360,500
                                                                    ------------
Oil & Gas--U.S. Exploration & Production--8.2%
 3DX Technologies, Inc. (b)                               30,000         330,000
 Parker & Parsley Petroleum Co.                            8,000         294,000
 Pogo Producing Co.                                        9,000         425,250
 The Houston Exploration Co. (b)                           5,400          94,500
 Titan Exploration, Inc. (b)                               5,000          60,000
 Tom Brown, Inc. (b)                                      20,000         417,500
 United Meridian Corp. (b)                                10,000         517,500
                                                                    ------------
                                                                       2,138,750
                                                                    ------------
Pollution Control--Equipment--0.9%
 Cuno, Inc. (b)                                           15,000         223,125
                                                                    ------------
Pollution Control--Services--1.1%
 Newpark Resources, Inc. (b)                               8,000         298,000
                                                                    ------------
Real Estate Operations--1.0%
 Fairfield Communities, Inc. (b)                          10,000         247,500
                                                                    ------------
Retail--Wholesale Computers--0.7%
 Tech Data Corp. (b)                                       7,000         191,625
                                                                    ------------
TOTAL COMMON STOCKS
 (Identified cost $23,910,176)                                        25,431,312
                                                                    ------------
TOTAL INVESTMENTS--97.9%
 (Identified cost $23,910,176)                                        25,431,312(a)
 Cash and receivables, less liabilities--2.1%                            540,697
                                                                    ------------
NET ASSETS--100.0%                                                   $25,972,009
                                                                    ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,902,955 and gross depreciation of $400,085 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $23,928,442.
(b) Non-income producing.

                      See Notes to Financial Statements

                                     2-44

                             STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $23,910,176)                            $25,431,312
 Cash                                                                                        787,660
 Receivable for fund shares sold                                                              37,641
 Interest and dividends receivable                                                            24,815
                                                                                          ----------
  Total assets                                                                            26,281,428
                                                                                          ----------
Liabilities
 Payable for investment securities purchased                                                 263,750
 Investment advisory fee                                                                      16,609
 Trustees' fee                                                                                 3,096
 Financial agent fee                                                                           1,377
 Accrued expenses                                                                             24,587
                                                                                          ----------
  Total liabilities                                                                          309,419
                                                                                          ----------
Net Assets                                                                               $25,972,009
                                                                                          ==========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                        $24,889,007
 Accumulated net realized loss                                                              (438,134)
 Net unrealized appreciation                                                               1,521,136
                                                                                          ----------
Net Assets                                                                               $25,972,009
                                                                                          ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           2,365,493
                                                                                          ==========
Net asset value and offering price per share                                                  $10.98
                                                                                              ======

STATEMENT OF OPERATIONS
From inception January 29, 1996 to December 31, 1996

Investment Income
 Interest                                                                                 $  153,055
 Dividends                                                                                    87,336
                                                                                          ----------
  Total investment income                                                                    240,391
                                                                                          ----------
Expenses
 Investment advisory fee                                                                     109,725
 Financial agent fee                                                                           8,778
 Printing                                                                                     19,739
 Custodian                                                                                    17,586
 Trustees                                                                                     15,978
 Professional                                                                                 13,215
 Miscellaneous                                                                                 1,697
 Expenses borne by investment adviser                                                        (40,418)
                                                                                          ----------
  Total expenses                                                                             146,300
                                                                                          ----------
Net investment income                                                                         94,091
                                                                                          ----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized loss on securities                                                            (438,134)
 Net change in unrealized appreciation (depreciation) on investments                       1,521,136
                                                                                          ----------
Net gain on investments                                                                    1,083,002
                                                                                          ----------
Net increase in net assets resulting from operations                                      $1,177,093
                                                                                          ==========

                      See Notes to Financial Statements

                                     2-45

                            STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             From Inception
                                                                                               1/29/96 to
                                                                                                12/31/96
                                                                                             ----------------
From Operations
 Net investment income                                                                        $     94,091
 Net realized loss                                                                                (438,134)
 Net change in unrealized appreciation (depreciation)                                            1,521,136
                                                                                             -------------
 Net increase in net assets resulting from operations                                            1,177,093
                                                                                             -------------
From Distributions to Shareholders
 Net investment income                                                                             (94,091)
 Tax return of capital                                                                             (21,960)
                                                                                             -------------
 Decrease in net assets from distributions to shareholders                                        (116,051)
                                                                                             -------------
From Share Transactions
 Proceeds from sales of shares (3,425,481 shares)                                               36,431,726
 Net asset value of shares issued from reinvestment of distributions (10,456 shares)               116,051
 Cost of shares repurchased (1,070,444 shares)                                                 (11,636,810)
                                                                                             -------------
 Increase in net assets from share transactions                                                 24,910,967
                                                                                             -------------
 Net increase in net assets                                                                     25,972,009
Net Assets
 Beginning of period                                                                                     0
                                                                                             -------------
 End of period (including undistributed net investment income of $0)                          $ 25,972,009
                                                                                             =============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                                             From Inception
                                                                                               1/29/96 to
                                                                                                12/31/96
                                                                                             ----------------
Net asset value, beginning of period                                                              $10.00
Income from investment operations
 Net investment income                                                                              0.04(2)
 Net realized and unrealized gain                                                                   0.99
                                                                                                  ------
  Total from investment operations                                                                  1.03
                                                                                                  ------
Less distributions
 Dividends from net investment income                                                              (0.04)
 Tax return of capital                                                                             (0.01)
                                                                                                  ------
  Total distributions                                                                              (0.05)
                                                                                                  ------
Change in net asset value                                                                           0.98
                                                                                                  ------
Net asset value, end of period                                                                    $10.98
                                                                                                  ======

Total return                                                                                       10.33%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)                                                            $25,972
Ratio to average net assets of:
 Operating expenses                                                                                 1.00%(1)
 Net investment income                                                                              0.64%(1)
Portfolio turnover rate                                                                              391%(3)
Average commission rate paid(4)                                                                  $0.0587

(1) Annualized
(2) Includes reimbursement of operating expenses by investment adviser of $0.02 per share.
(3) Not annualized
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

                                     2-46

                           ABERDEEN NEW ASIA SERIES

  The performance of Asian equity markets since the launch of the Aberdeen New Asia Series has been mixed, with the solid gains in Hong Kong, Malaysia and Indonesia to some extent offset by falls in Thailand and South Korea. Since its inception on September 17, 1996 through December 31, 1996, the Fund has returned 0.16%. During this same period, its benchmark, the Morgan Stanley Capital International AC Asia Pacific ex Japan Index, returned 3.30%.* All of these figures assume reinvestment of any distributions.

  A key factor in the Fund trailing the market has been the surge in the Hong Kong stock market and in particular, local property stocks that dominate the Hang Seng Index. We continue to hold the view that the risk in the property sector, with prices now amongst the highest in the world, is high and further upside is limited. We therefore have minimal exposure to Hong Kong property in the portfolio.

  In 1996, the emerging markets of the Far East enjoyed another year of strong economic growth, with average GDP growth of around 7%. Earnings growth has come in at the healthy level of 10-15%.

  We have overweighted the stock markets of Indonesia and the Philippines, which are benefiting from improved economic fundamentals. The Malaysian economy is fulfilling our expectations although stock market valuations appear stretched. Meanwhile, our investments in Australia are concentrated in the industrial, commercial and financial sectors and generally have as a common theme exposure to Asia and the added growth to be obtained from transferring their proven expertise to the region.

  The Indian sub-continent, although far from a mirror image of the traditional Asian tiger, offers tremendous growth potential and encouragingly, corporate management of the highest quality can be found.

  Where we have been disappointed is in Korea and Thailand, but at current stock market levels, feel the concerns overdone. Although the brightest light economically has been China, it is frustrating that there are few companies of sufficient quality in which to invest and our investment exposure remains minimal.

  Looking ahead, 1997 promises to be very similar to 1996. Average GDP growth will be strong, running at around 7%, whilst governments continue to put the economy at the top of their list of priorities. With trade becoming even more intra regional and businesses moving across borders, our investment emphasis will be keenly focused at the company level. We believe that quality management and product as well as financial strength are crucial to long-term investment returns. To identify these characteristics, our management team in Singapore made well over 600 company visits in 1996.

Total Returns for Period Ending 12/31/96

                                                 From
                                              Inception
                                              9/17/96 to
                                               12/31/96
 ------------------------------------------- ------------
Aberdeen New Asia Series                        0.16%
 -------------------------------------------   ----------
MSCI AC Asia Pacific Ex Japan Index*            3.30%
 -------------------------------------------   ----------

 *Morgan Stanley Capital International All Country Asia Pacific (excluding
  Japan) Index is a market-value weighted average of the performance of approximately 690 securities listed on the stock exchanges of 14 countries in Asia and the Pacific Basin. Performance is calculated on a total return basis, as reported by Frank Russell Company.

                                     2-47

                           ABERDEEN NEW ASIA SERIES
                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                                    SHARES       VALUE
                                                 ------------  ------------
COMMON STOCKS--91.2%
Australia--13.1%
 Australian Gas Light Co. Ltd. (Utility-Gas)         70,000   $   398,094
 Davids Ltd. (Retail)                               220,000       309,293
 Pacific BBA Ltd. (Miscellaneous)                   110,000       387,053
 QBE Insurance Group Ltd. (Insurance)                80,000       421,287
                                                                ---------
                                                                1,515,727
                                                                ---------
Hong Kong--23.7%
 CDL Hotels International Ltd. (Hotels)             600,000       343,249
 Giordano International Ltd. (Retail)               300,000       255,983
 HSBC Holdings PLC (Banks)                           24,800       530,634
 Hongkong Electric Holdings Ltd.
  (Utility-Electric)                                110,000       365,486
 National Mutual Asia Ltd. (Insurance)              376,000       357,290
 Qingling Motors Co. (Autos & Trucks)               254,000       140,383
 Smartone Telecommunications (Utility-Telephone)
  (b)                                               175,000       334,846
 Swire Pacific Ltd. Class B (Miscellaneous)         275,000       415,972
                                                                ---------
                                                                2,743,843
                                                                ---------
India--6.9%
 Grasim Industries Ltd. Sponsored GDR
  (Engineering & Construction)                       30,000       457,500
 Industrial Credit & Investment Corporation of
  India Ltd. Sponsored GDR (Diversified
  Financial Services) (b)                            35,000       341,250
                                                                ---------
                                                                  798,750
                                                                ---------
Indonesia--9.4%
 PT Bank Bali (Banks)                               165,000       412,064
 PT Duta Anggada Realty (Property)                  200,000       186,243
 PT Indosat (Utility-Telephone)                     180,000       495,238
                                                                ---------
                                                                1,093,545
                                                                ---------
Malaysia--9.2%
 AMMB Holdings Berhad (Diversified Financial
  Services)                                          60,000       503,663
 Malaysian Oxygen Berhad (Chemical)                  65,000       334,587
 Sime UEP Properties Berhad (Property)               90,000       231,637
                                                                ---------
                                                                1,069,887
                                                                ---------
Philippines--6.6%
 Ayala Land, Inc. Class B (Property)                335,000       382,129
 Philippine Long Distance Telephone Co.
  Sponsored ADR (Utility-Telephone)                   7,500       382,500
                                                                ---------
                                                                  764,629
                                                                ---------
Singapore--8.0%
 Development Bank of Singapore Ltd. (Banks)          30,000       405,347
 Robinson & Co. Ltd. (Retail)                        60,000       242,351
 Rothmans Industries Ltd. (Tobacco)                  65,000       276,487
                                                                ---------
                                                                  924,185
                                                                ---------
South Korea--6.0%
 Korea Electric Power Corp. Sponsored ADR
  (Utility-Electric)                                 20,000   $   410,000
 Samsung Electronics Sponsored GDR 144A
  (Electronics) (c)                                  15,000       285,000
                                                                ---------
                                                                  695,000
                                                                ---------
Thailand--8.3%
 Ruam Pattana Fund II (Closed End Mutual Fund)    1,000,000       409,516
 Siam Cement Co. Ltd. (Building & Construction)       9,500       297,894
 Siam Commercial Bank Public Co. Ltd. (Banks)        35,000       253,900
                                                                ---------
                                                                  961,310
                                                                ---------
TOTAL COMMON STOCKS
 (Identified cost $10,571,928)                                 10,566,876
                                                                ---------


                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)
                                     ------------  -------
CONVERTIBLE BONDS--0.8%
Thailand--0.8%
 Siam Commercial Bank Public Co. Ltd.
  Cv. 3.25%, '04 (Banks)                  NR       $  100          87,500
                                                             ------------
TOTAL CONVERTIBLE BONDS
 (Identified cost $105,000)                                        87,500
                                                             ------------
TOTAL LONG-TERM INVESTMENTS--92.0%
 (Identified cost $10,676,928)                                 10,654,376
                                                             ------------
SHORT-TERM OBLIGATIONS--11.2%
  Brown Brothers Harriman repurchase agreement,
  5.75%, dated 12/31/96 due 1/2/97, repurchase
  price $1,300,415, collateralized by U.S.
  Treasury Note 6.50%, 4/30/97, market value
  $1,327,670                                        1,300       1,300,000
                                                             ------------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $1,300,000)                                    1,300,000
                                                             ------------
TOTAL INVESTMENTS--103.2%
(Identified cost $11,976,928)                                  11,954,376(a)
Cash and receivables, less liabilities--(3.2%)                   (369,170)
                                                             ------------
NET ASSETS--100.0%                                            $11,585,206
                                                             ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $465,515 and gross depreciation of $509,532 for income tax purposes. At December 31, 1996 the aggregate cost of securities for federal income tax purposes was $11,998,393.

(b) Non-income producing.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualify institutional buyers. At December 31, 1996, these securities amounted to a value of $285,000 or 2.5% of net assets.

                      See Notes to Financial Statements

                                     2-48

                           ABERDEEN NEW ASIA SERIES
                           INDUSTRY DIVERSIFICATION
        As a Percentage of Total Value of Total Long-Term Investments
                                 (Unaudited)

Autos & Trucks                        1.3%
Banks                                15.9
Building & Construction               2.8
Chemical                              3.1
Closed End Mutual Fund                3.9
Diversified Financial Services        7.9
Electronics                           2.7
Engineering & Construction            4.3
Hotels                                3.2
Insurance                             7.3
Miscellaneous                         7.5
Property                              7.5
Retail                                7.6
Tobacco                               2.6
Utility-Electric                      7.3
Utility-Gas                           3.7
Utility-Telephone                    11.4
                                    -----
                                    100.0%
                                    =====

                      See Notes to Financial Statements

                                     2-49

                           ABERDEEN NEW ASIA SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $10,676,928)                            $10,654,376
 Repurchase agreement (Identified cost $1,300,000)                                         1,300,000
 Cash                                                                                         57,338
 Interest and dividends receivable                                                            22,224
 Receivable from adviser                                                                      11,584
 Tax reclaim receivable                                                                          129
                                                                                          ----------
  Total assets                                                                            12,045,651
                                                                                          ----------
Liabilities
 Payable for investment securities purchased                                                 386,031
 Payable for fund shares repurchased                                                          33,218
 Trustees' fee                                                                                 2,910
 Financial agent fee                                                                           1,457
 Accrued expenses                                                                             36,829
                                                                                          ----------
  Total liabilities                                                                          460,445
                                                                                          ----------
Net Assets                                                                               $11,585,206
                                                                                          ==========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                        $11,604,992
 Distributions in excess of net investment income                                             (3,944)
 Accumulated net realized gain                                                                 6,760
 Net unrealized depreciation                                                                 (22,602)
                                                                                          ----------
Net Assets                                                                               $11,585,206
                                                                                          ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           1,162,650
                                                                                          ==========
Net asset value and offering price per share                                                   $9.96
                                                                                               =====

STATEMENT OF OPERATIONS
From inception September 17, 1996 to December 31, 1996

Investment Income
 Interest                                                                                  $49,108
 Dividends                                                                                  46,457
 Foreign taxes withheld                                                                     (6,838)
                                                                                          --------
  Total investment income                                                                   88,727
                                                                                          --------
Expenses
 Investment advisory fee                                                                    24,279
 Financial agent fee                                                                         1,457
 Custodian                                                                                  24,539
 Printing                                                                                    7,235
 Trustees                                                                                    6,104
 Professional                                                                                4,791
 Miscellaneous                                                                               1,223
 Expenses borne by investment adviser                                                      (39,279)
                                                                                          --------
  Total expenses                                                                            30,349
                                                                                          --------
Net investment income                                                                       58,378
                                                                                          --------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                                             6,760
 Net realized loss on foreign currency transactions                                         (3,432)
 Net change in unrealized appreciation (depreciation) on investments                       (22,552)
 Net change in unrealized appreciation (depreciation) on foreign currency and foreign
  currency transactions                                                                        (50)
                                                                                          --------
Net loss on investments                                                                    (19,274)
                                                                                          --------
Net increase in net assets resulting from operations                                       $39,104
                                                                                          ========

                      See Notes to Financial Statements

                                     2-50

                           ABERDEEN NEW ASIA SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              From Inception
                                                                                                9/17/96 to
                                                                                                 12/31/96
                                                                                              ----------------
From Operations
 Net investment income                                                                          $    58,378
 Net realized gain                                                                                    3,328
 Net change in unrealized appreciation (depreciation)                                               (22,602)
                                                                                              -------------
 Net increase in net assets resulting from operations                                                39,104
                                                                                              -------------
From Distributions to Shareholders
 Net investment income                                                                              (58,378)
 In excess of net investment income                                                                    (512)
                                                                                              -------------
 Decrease in net assets from distributions to shareholders                                          (58,890)
                                                                                              -------------
From Share Transactions
 Proceeds from sales of shares (1,343,657 shares)                                                13,400,256
 Net asset value of shares issued from reinvestment of distributions (5,928 shares)                  58,890
 Cost of shares repurchased (186,935 shares)                                                     (1,854,154)
                                                                                              -------------
 Increase in net assets from share transactions                                                  11,604,992
                                                                                              -------------
 Net increase in net assets                                                                      11,585,206
Net Assets
 Beginning of period                                                                                      0
                                                                                              -------------
 End of period (including distributions in excess of net investment income of $3,944)           $11,585,206
                                                                                              =============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                                              From Inception
                                                                                                9/17/96 to
                                                                                                 12/31/96
                                                                                              ----------------
Net asset value, beginning of period                                                               $10.00
Income from investment operations
 Net investment income                                                                               0.05(2)
 Net realized and unrealized gain (loss)                                                            (0.04)
                                                                                                   ------
  Total from investment operations                                                                   0.01
                                                                                                   ------
Less distributions
 Dividends from net investment income                                                               (0.05)
                                                                                                   ------
  Total distributions                                                                               (0.05)
                                                                                                   ------
Change in net asset value                                                                           (0.04)
                                                                                                   ------
Net asset value, end of period                                                                      $9.96
                                                                                                   ======

Total return                                                                                         0.16%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)                                                             $11,585
Ratio to average net assets of:
 Operating expenses                                                                                  1.25%(1)
 Net investment income                                                                               2.40%(1)
Portfolio turnover rate                                                                                 2%(3)
Average commission rate paid(4)                                                                   $0.0109

(1) Annualized
(2) Includes reimbursement of operating expenses by investment adviser of $0.03 per share.
(3) Not annualized
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

                                     2-51

                         THE PHOENIX EDGE SERIES FUND
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1996

Note 1--Organization
   The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of the Money Market, Growth, Multi-Sector Fixed Income (formerly
   Bond), Total Return, International, Balanced, Real Estate Securities ("Real Estate"), Strategic Theme and Aberdeen New Asia Series. The Board of Trustees voted to change the name of the Total Return Series to the Strategic Allocation Series, which name will be used starting in 1997. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable Accumulation Account (the Account) from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the sub-accounts of the Phoenix Home Life Variable Accumulation Account, the Phoenix Home Life Variable Universal Life Account, the PHL Variable Accumulation Account, and the Phoenix Home Life Separate Accounts B, C, and D.

   Each Series has distinct investment objectives. The Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Total Return Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments; stocks, bonds and money market instruments. The International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Real Estate Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan.

Note 2--Significant Accounting Policies
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security Valuation
   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

B. Security Transactions and Related Income
   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund does not amortize premiums except for the Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income Taxes
   Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to Shareholders
   Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

                                     2-52

                         THE PHOENIX EDGE SERIES FUND
                  NOTES TO FINANCIAL STATEMENTS (Continued)
                              December 31, 1996

E. Foreign Currency Translation
   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The gain or loss resulting from a change in exchange rates between the trade and settlement dates of a portfolio transaction or between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward Currency Contracts
   Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. Futures Contracts
   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margins and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. Trust Expenses
   Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

I. Credit Risk
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

J. When-Issued and Delayed Delivery Transactions
   Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. Repurchase Agreements
   A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

Note 3--Investment Advisory Fees and Related Party Transactions
   As compensation for its advisory services to the Fund, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL") is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

                                     2-53

                         THE PHOENIX EDGE SERIES FUND
                  NOTES TO FINANCIAL STATEMENTS (Continued)
                              December 31, 1996

                             Rate for first   Rate for next    Rate for excess
Series                        $250 million    $250 million    over $500 million
-------------------------    -------------    -------------   -----------------
Money Market                     0.40%            0.35%             0.30%
Multi-Sector Fixed Income        0.50             0.45              0.40
Balanced                         0.55             0.50              0.45
Total Return                     0.60             0.55              0.50
Growth                           0.70             0.65              0.60
International                    0.75             0.70              0.65
Strategic Theme                  0.75             0.70              0.65

  The investment adviser for the Real Estate Series is Phoenix Realty Securities, Inc. ("PRS"). PRS is an indirect, wholly-owned subsidiary of PHL. For its services, PRS is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion. Pursuant to a Sub-Advisory Agreement with the Series, PRS delegates certain investment decisions and research functions to ABKB/LaSalle Securities Limited Partnership ("ABKB") for which ABKB is paid a fee by PRS equal to 0.45% of the average daily net assets of the Real Estate Series for the first $1 billion.

  Phoenix-Aberdeen International Advisors, LLC ("PAIA") serves as the investment adviser to the Aberdeen New Asia Series. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of PHL, and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Trust PLC. PAIA is entitled to a fee, at an annual rate of 1.00% of the average daily net assets of the Aberdeen New Asia Series. Pursuant to Sub-advisory agreements, PAIA delegates certain investment decisions and functions to other entities. PIC receives a fee of 0.30% of the average daily net assets of the Aberdeen New Asia Series from PAIA for providing research and other domestic advisory services, as needed. In addition, PAIA also pays a sub-advisory fee to Aberdeen of 0.40% of the average daily net assets of the Aberdeen New Asia Series for implementing certain portfolio transactions and providing research and other services.

  Each Series (except the International, Real Estate, Strategic Theme and Aberdeen New Asia Series) pays a portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to 0.15% of its average net assets. The International, Real Estate, Strategic Theme and Aberdeen New Asia Series pay other operating expenses up to 0.40%, 0.25%, 0.25% and 0.25%, respectively, of its average net assets. Expenses above these limits are paid by the Advisers, PIC, PRS, PAIA and/or PHL and/or PHL Variable Insurance Company.

  As Financial Agent to the Fund and to each Series, PHL receives a fee at an annual rate of 0.06% of the average daily net assets of each Series for bookkeeping, administrative and pricing services.

  At December 31, 1996, PHL and affiliates held shares in the Phoenix Edge Series Fund and/or in the underlying unit investment trusts which had the following aggregate value:

  Growth Series                 $7,778,391
  Real Estate Series             7,679,000
  Strategic Theme Series         2,422,000
  Aberdeen New Asia Series       2,994,000

Note 4--Purchases and Sales of Securities
   Purchases and sales of securities during the year ended December 31, 1996 (excluding U.S. Government securities, short-term securities, and forward currency contracts) aggregated the following:

                                          Purchases          Sales
                                       ---------------  ---------------
  Growth Series                         $1,865,968,350  $1,647,416,886
  Multi-Sector Fixed Income Series         137,698,754     116,707,797
  Total Return Series                      759,164,211     694,169,119
  International Series                     207,432,815     200,198,274
  Balanced Series                          338,117,817     337,496,248
  Real Estate Series                        12,152,673       2,561,373
  Strategic Theme Series                    75,112,297      50,743,367
  Aberdeen New Asia Series                  10,809,057         138,890

   There were no purchases or sales of such securities in the Money Market
   Series.

                                     2-54

                         THE PHOENIX EDGE SERIES FUND
                  NOTES TO FINANCIAL STATEMENTS (Continued)
                              December 31, 1996

  Purchases and sales of long-term U.S. Government securities during the year ended December 31, 1996 aggregated the following:

                                          Purchases          Sales
                                       ---------------  ---------------
  Multi-Sector Fixed Income Series       $113,666,060    $104,348,297
  Total Return Series                     159,225,544     193,278,713
  Balanced Series                          68,657,655      61,795,350

  There were no purchases or sales of long-term U.S. Government securities in the Money Market, Growth, International, Strategic Theme, Real Estate, or Aberdeen New Asia Series.

Note 5--Forward Currency Contracts
   At December 31, 1996, the International Series had entered into various forward currency contracts which contractually obligate the Series to deliver currencies at specified dates. Open contracts were as follows:

                                 In                                           Net
    Short Contracts           Exchange       Settlement                   Unrealized
       to Deliver               For             Date         Value       Appreciation
-----------------------  ------------------------------- -------------  ---------------
DM           9,630,000   USD     6,321,387     1/6/97     $ 6,205,293     $  116,094
SF           7,640,000   USD     6,133,098     1/6/97       5,676,499        456,599
YEN      1,252,000,000   USD    11,330,829     1/6/97      10,831,052        499,777
                                                                         -----------
                                                                          $1,072,470
                                                                         ===========

DM = German Deutsche Mark
SF = Swiss Franc

YEN = Japanese Yen
USD = U.S. Dollar

Note 6--Reclassification of Capital Accounts
   In accordance with accounting pronouncements, the Series of the Fund have recorded several reclassifications in the capital accounts. As of December 31, 1996, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                        Capital paid
                                       Undistributed    Accumulated     in on shares
                                      net investment    net realized    of beneficial
                                          income       gains/(losses)     interest
                                     ---------------- ---------------  ---------------
Growth Series                           $  (25,548)     $    25,548       $     --
Multi-Sector Fixed Income Series            69,698          (69,698)            --
Total Return Series                        (57,892)          57,891              1
International Series                     1,662,959       (2,091,139)       428,180
Balanced Series                              6,444             (748)        (5,696)
Aberdeen New Asia Series                    (3,432)           3,432             --
Real Estate Series                              --               80            (80)

Note 7--Capital Loss Carryovers
   At December 31, 1996, the Strategic Theme Series had available for federal income tax purposes unused capital losses of $396,065 expiring in 2003. In addition, the Multi-Sector Fixed Income Series was able to utilize losses deferred in the prior year against current year capital gains in the amount of $1,708,357.

   Under current tax law, capital losses realized after October 31, 1996 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1996, the Growth and Aberdeen New Asia Series elected to defer $613 and $1,755, respectively, in losses occurring between November 1, 1996 and December 31, 1996. In addition, the International Series was able to utilize losses deferred in the prior year against current year capital gains in the amount of $1,730,497.

TAX INFORMATION NOTICE (Unaudited)
   For the fiscal year ended December 31, 1996, the following Series distributed long-term capital gains dividends as follows:

Growth Series                          $33,007,184
Multi-Sector Fixed Income Series         2,669,277
Total Return Series                      9,454,283
International Series                     2,935,239
Balanced Series                          5,689,751
Real Estate Series                         130,779

                                     2-55

                      REPORT OF INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP                                   [PRICE WATERHOUSE LOGO]

To the Shareholders and Trustees of
The Phoenix Edge Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Series, Growth Series, Multi-Sector Fixed Income (formerly Bond) Series, Total Return Series, International Series, Balanced Series, Real Estate Series, Strategic Theme Series and Aberdeen New Asia Series (constituting The Phoenix Edge Series Fund, hereafter referred to as the "Fund") at December 31, 1996, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers (and the application of alternative auditing procedures where confirmations from brokers were not received), provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Boston, Massachusetts
February 12, 1997

                                     2-56

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

Board of Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
Hugh Young, Senior Vice President
Curtiss O. Barrows, Vice President
Mary E. Canning, Vice President
Jeanne H. Dorey, Vice President
Jean Claude Gruet, Vice President
William E. Keen III, Vice President
Christopher J. Kelleher, Vice President
David Lui, Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
C. Edwin Riley, Jr., Vice President
Amy L. Robinson, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
Dorothy J. Skaret, Vice President
James D. Wehr, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Advisers
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Phoenix Realty Securities, Inc.
(Real Estate Series)
38 Prospect Street
Hartford, Connecticut 06115-0479

Phoenix-Aberdeen International Advisors, LLC
(Aberdeen New Asia Series)
56 Prospect Street
Hartford, Connecticut 06115-0480

Custodians
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
(Aberdeen New Asia Series and International Series)
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
(Real Estate Series)
P.O. Box 351
Boston, Massachusetts 02101

Legal Counsel
Jorden Burt, Berenson & Johnson LLP
Suite 400 East
1025 Thomas Jefferson Street N.W.
Washington, D.C. 20007-0805

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the Fund's Record and other pertinent information.


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